UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )

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CASTELLUM, INC.
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1934 Old Gallows Road, Suite 350
Vienna, VA 22182
Telephone: (703) 752-6157

April 11, 2025
Fellow Stockholders:
You are cordially invited to attend our 2025 Annual Meeting of Stockholders on Wednesday, May 28, 2025 at 10:00 a.m. (Eastern Time), at the offices of Pillsbury Winthrop Shaw Pittman LLP, 7900 Tysons One Place, Suite 500, Tysons, VA 22102. The 2025 Annual Meeting will be conducted in person and virtually via live audio webcast. Stockholders interested in accessing the live audio webcast may do so by dialing (800) 715-9871 or (646) 307-1963. The conference identification number is 9842123.

All Castellum, Inc. stockholders of record at the close of business on March 21, 2025 are welcome to attend the 2025 Annual Meeting, but it is important that your shares are represented at the 2025 Annual Meeting whether or not you plan to attend. To ensure that you will be represented, we ask you to vote by telephone, mail, or over the Internet as soon as possible.
Along with the other members of your Board of Directors, I look forward to personally greeting those stockholders who attend this year's meeting. On behalf of the Board of Directors and our leadership team, I would like to express our appreciation for your continued interest in our business.
Sincerely,
/s/ Glen R. Ives
Glen R. Ives
President and Chief Executive Officer

Castellum, Inc.
1934 Old Gallows Road, Suite 350
Vienna, VA 22182

Notice of Annual Meeting of Stockholders

Wednesday, May 28, 2025
10:00 a.m. Eastern Time
Pillsbury Winthrop Shaw Pittman LLP
7900 Tysons One Place, Suite 500
Tysons, VA 22102
The principal business of the 2025 Annual Meeting of Stockholders will be to:
1.Elect the six (6) director nominees named in the Proxy Statement to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify;
2.Ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2025;
3.To approve an amendment to the Castellum, Inc. Amended 2021 Stock Incentive Plan to increase the aggregate number of shares reserved for issuance under the plan to 9,000,000;
4.To approve the adoption of the Castellum, Inc. 2025 Employee Stock Purchase Plan; and
5.Transact any other business as may properly come before the meeting or any adjournment or postponement thereof.
You can vote at the 2025 Annual Meeting in person or by proxy if you were a holder of record of our common stock, Series A preferred stock, and/or Series C preferred stock (collectively, "stockholders") at the close of business on March 21, 2025. You may revoke your proxy at any time prior to its exercise at the 2025 Annual Meeting.
We are electronically disseminating 2025 Annual Meeting materials to our stockholders, as permitted under the "Notice and Access" rules approved by the Securities and Exchange Commission. Stockholders who have not opted out of "Notice and Access" will receive a Notice of Internet Availability of Proxy Materials containing instructions on how to access Annual Meeting materials via the Internet. The Notice of Annual Meeting of Stockholders also provides instructions on how to obtain paper copies, if preferred.
By order of the Board of Directors,
/s/ Jay O. Wright
Jay O. Wright
Secretary and General Counsel
McLean, VA
April 11, 2025

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 28, 2025:
The Notice of Annual Meeting, Proxy Statement, and our Annual Report on Form 10-K are available electronically at www.proxyvote.com

Castellum, Inc.
Proxy Statement

Ownership of Common Stock
Directors and Officers	22
Prohibition on Hedging	23
Policy on Stock Pledging	24
Clawback Policy	24

Delinquent Section 16(a) Reports	25

Proxy Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.
Voting Matters and Board Recommendations

Proposal	The Board’s Recommendations	Page
1. Elect the six (6) director nominees named in the Proxy Statement to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify.	FOR each Director Nominee	5
2.Ratify the appointment of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2025 .	FOR	37
3. Approve an amendment to the Castellum, Inc. Amended 2021 Stock Incentive Plan to increase the aggregate number of shares reserved for issuance under the plan to 9,000,000.	FOR	38
4. Approve the adoption of the Castellum, Inc. 2025 Employee Stock Purchase Plan.	FOR	41
The Company may also transact any other business that may properly be brought before the 2025 Annual Meeting of Stockholders.

How to Vote
Internet
www.proxyvote.com (prior to 11:59 p.m. Eastern Time on Tuesday, May 27, 2025.)
Telephone
1-800-690-6903 (prior to 11:59 p.m. Eastern Time on Tuesday, May 27, 2025.)
Mail
Mark, sign, date, and promptly mail the enclosed proxy card in the postage-paid envelope.
In Person
You may vote in person at the 2025 Annual Meeting of Stockholders. You must request a ballot when you arrive.

PROXY STATEMENT	3

Proposal 1: Election of Directors
The Board recommends a vote FOR each director nominee.

				Committee Memberships
Name and Principal Occupation	Independent	Age	Director Since	AC	CC	NGC
Mark S. Alarie Angel Investor	Yes	61	2022	•	•	•
John F. Campbell President, John F. Campbell & Associates	Yes	67	2022	•	•	•
Bernard S. Champoux Senior Vice President, CEO, Head of Government Relations, Hanwha Defense USA	Yes	70	2022	•	•	•
Glen R. Ives President and Chief Executive Officer, Castellum, Inc.	No	69	New Director Nominee
C. Thomas McMillen Partner, Moran Global Strategies	Yes	72	2022	•		•
Jay O. Wright Vice Chair of the Board, General Counsel, Executive Vice-President - Strategy, Secretary - Castellum, Inc.	No	55	2019
Key to Committees:

AC	Audit Committee	CC	Compensation, Culture, and People Committee	NGC	Nominating and Governance Committee

4	Castellum, Inc.

Proposal No. 1
Election of Directors
Our Amended and Restated Articles of Incorporation provides that our Board of Directors ("Board") must consist of one or more directors, and the number of directors to hold office at any time may be determined from time to time by resolution of our Board. The size of the Board is currently set at six members. On March 7, 2025, the Nominating and Governance Committee recommended to the Company's Board that Messrs. Alarie, Campbell, Champoux, McMillen, and Wright stand for re-election and that Mr. Ives be presented as a new director nominee. The Board unanimously approved the recommendation of the Nominating and Governance Committee.
There are six nominees for election to the Board at the 2025 Annual Meeting of Stockholders ("Annual Meeting") to serve until the next Annual Meeting and until their successors are duly elected and qualified. All of the nominees, except Mr. Ives, currently serve as directors of the Company. Proxies may not be voted with respect to more than six individuals in the election of directors at the 2025 Annual Meeting.
Except where authority to vote for a director has been withheld, the proxies received pursuant to this solicitation will be voted "FOR" the nominees named below. If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of the nominees and may be voted for a substitute nominee in place of the nominee who did not stand. We have no reason to expect that any of the nominees will not stand for election. The election of directors will be determined by a plurality of the shares voted at the 2025 Annual Meeting.
The table below sets forth information with respect to our directors and director nominee as of March 21, 2025 :

Name	Age	Positions with the Company
Mark S. Alarie	61	Director
John F. Campbell	67	Director
Bernard S. Champoux	70	Director, Chair
Glen R. Ives	69	New Director Nominee, President, Chief Executive Officer
C. Thomas McMillen	72	Director
Jay O. Wright	55	Director, Vice Chair, General Counsel, Executive Vice-President Strategy, Secretary
Biographical information for each director is contained in the following section.

PROXY STATEMENT	5

Proposal No. 1 - Election of Directors

Director and Director Nominee Biographies
The following is a brief biographical summary of the experience of our directors and director nominee:

Mark S. Alarie
Mr. Alarie has been a director since October 12, 2022, the date on which the Company's registration statement on Form S-1 ("Registration Statement") was effective with the Securities and Exchange Commission ("SEC") in connection with its public offering of common stock ("Public Offering"). Mr. Alarie is currently an angel investor focusing on equity investments in early-stage technology companies in the United States. Mr. Alarie joined ICertainty in May of 2008 and assumed the role of president in January of 2009 before leaving the company in 2012. Prior to joining ICertainty, Mr. Alarie was co-founder and principal at CameronBlue Capital in McLean, Virginia after leaving his role as principal at CrossHill Financial Group. As a private equity fund manager and investor at CrossHill and CameronBlue, Mr. Alarie focused his time on cultivating relationships and making investments in technology-related companies in the DC region, particularly computer software companies. Prior to his private equity career, Mr. Alarie worked at both Legg Mason and Alex Brown investment banks in Baltimore, servicing the institutional investors of both. After graduating from Duke University, Mr. Alarie played professional basketball for the Denver Nuggets and Washington Bullets (now Wizards) for six years. Mr. Alarie holds a Bachelor of Arts in economics from Duke University and a Master’s degree in business administration from the Wharton School of the University of Pennsylvania.

Mr. Alarie brings extensive leadership, business, and finance experience to the Board. His experience as a private equity fund manager and investment banker focused on technology-related companies has given him broad understanding and experience, particularly relating to business and finance matters impacting the Company.

John F. Campbell
Mr. Campbell has been a director since October 12, 2022, the date on which the Company's Registration Statement was effective with the SEC in connection with its Public Offering. He served as an advisory board member from October 2019 until October 2022. Mr. Campbell founded John F. Campbell & Associates in May 2016 and has served as its president since that time. Mr. Campbell currently serves as an outside director of BAE Systems, Inc., an American subsidiary of British defense, security, and aerospace company BAE Systems, a public limited company, and Rolls Royce North America, Inc. an American subsidiary of multinational corporation Rolls-Royce, a public limited company. He also serves on the advisory board for AM General, the manufacturer of the Humvee and the JLTV. Mr. Campbell retired from the U.S. Army at the rank of four-star general after 37 years of active service. He has over 20 years of service principally in command and leadership assignments in a broad mix of U.S. Army and joint organizations and cultures within the Department of Defense. Mr. Campbell has a documented ability to provide senior management experience leading large, complex organizations ranging in size from 700 to 1.2 million in peace and combat operations. Mr. Campbell is adept at providing intellectual and organizational leadership, defining and solving complex problem sets and working with people to accomplish difficult tasks in high stress, dynamic settings. Mr. Campbell is an expert at strategic analysis, strategic communications, assessing strategic risk, planning and developing policy in an interagency context, developing and managing relationships, working with Congress and working with international leaders. Mr. Campbell holds a Bachelor of Science in engineering from the United States Military Academy and Master’s degree in public administration from Golden Gate University.

Mr. Campbell brings extensive business, operating, and leadership experience to the Board. His experience in the U.S. Army, as a consultant, and as a board and audit committee member to other public companies has given him broad understanding and expertise, particularly relating to business, finance, government, and corporate governance matters impacting the Company.

6	Castellum, Inc.

Proposal No. 1 - Election of Directors

Bernard S. Champoux
Mr. Champoux has been a director since October 12, 2022, the date on which the Company's Registration Statement was effective with the SEC in connection with its Public Offering. Mr. Champoux served as an advisory board member from January 2022 until October 2022. Since May 2017 Mr. Champoux has served as the senior executive vice president, chief executive officer and head of government relations for Hanwha Defense USA. Hanwha Defense USA is a provider of global defense solutions. Prior to that time, he acted as a consultant for Lockheed Martin, L3, CENTRA Technology, Analytical Services (ANSER), and the Defense Science Board. Mr. Champoux served nearly 39 years in the U.S. Army commanding from platoon through field army in light, mechanized, and motorized infantry, with multiple tours in the Rangers, and numerous operational deployments including over three years in combat. He was the executive officer to the Commander in Chief, U.S. Southern Command and the executive assistant to the Vice Chairman of the Joint Chiefs of Staff. Mr. Champoux was also the deputy and chief of legislative liaison, Office of the Secretary of the U.S. Army. Mr. Champoux holds a Bachelor of Arts in sociology from Saint Anselm College and is a graduate of the U.S. Army War College, and the Executive Leadership Program, Kenan-Flagler Business School, University of North Carolina, Chapel Hill.

Mr. Champoux brings extensive business, operating, and leadership experience to the Board. His experience as a chief executive officer, consultant, and his time in the U.S. Army has given him broad understanding and expertise, particularly relating to business, finance, accounting, and other matters impacting the Company.

Glen R. Ives
Glen R. Ives, 69, has served as our Chief Executive Officer and President since July 1, 2024, and previously served as our Chief Operating Officer since February 2022 during which time he also served as the chief executive officer and president of government sales and operations of Corvus Consulting, Inc., a subsidiary of the Company. Prior to that time, Mr. Ives served as the Chief Growth Officer and the chief executive officer of the Navy/Marine Corps division from February 2021 to February 2022. From July 2008 to January 2021, Mr. Ives served as the general vice president, president, and chief executive officer for Sabre Systems, Inc. where he brought together a world class team of technology solutions and services enterprise, providing software and systems engineering solutions for mission critical requirements across the high value domains of Cyber, AI/ML, C5ISR, data science and analytics, cloud technologies, and digital transformation. A graduate of the United States Naval Academy and United States Army War College, he served as a Naval Officer and Naval Aviator (flying over 3,800 flight hours) deployed throughout the world and across the U.S. prior to joining Sabre Systems, Inc. Mr. Ives holds a Bachelor of Science degree in political science from the United States Naval Academy.

Mr. Ives brings extensive leadership, business, and operations experience to the Board. His experience as a chief executive officer, and his service in the U.S. Navy has given him broad understanding and expertise, particularly relating to business, operations, finance, accounting, and other matters impacting the Company.

PROXY STATEMENT	7

Proposal No. 1 - Election of Directors

C. Thomas McMillen
Mr. McMillen has been a director since October 12, 2022, the date on which the Company's Registration Statement was effective with the SEC in connection with its Public Offering. Mr. McMillen served as a member of the advisory board from February 2022 until October 2022. From September 2015 through September 2024, Mr. McMillen served as the president and chief executive officer of Lead 1 Association (formerly the DIA Athletic Directors Association), which advocated on behalf of the athletics directors of 134 of the premier college athletic programs. Mr. McMillen is currently a partner with Moran Global Strategies, a government relations firm. Mr. McMillen has served as a director of Nexstar Media Group since July 2014 and also serves on its nominating and corporate governance committee. Since January 2025, he has also served as a director of ScanTech AI Systems, Inc. and serves on its audit and nominating committees. He previously served as Timios National Corporation’s (formerly Homeland Security Capital Corporation) chief executive officer and chairman of the board from August 2005 and as its president from July 2011 to February 2014. From May 2013 to May 2016, Mr. McMillen served as an independent director of RCS Capital Corporation. From 1987 through 1993, Mr. McMillen served three consecutive terms in the U.S. House of Representatives representing the 4th Congressional District of Maryland. During his career, Mr. McMillen has been an active investor, principal, and board member in companies in the cellular, paging, healthcare, motorcycle, environmental technology, broadcasting, real estate, and insurance industries. Mr. McMillen is currently a member of the board of regents of the University of Maryland where he received a Bachelor of Science. Mr. McMillen also holds a Bachelor and a Master of Arts in politics, philosophy, and economics from Oxford University, where he was a Rhodes Scholar. Mr. McMillen is the author of Out of Bounds, First Edition (Simon & Schuster, January 1, 1992).

Mr. McMillen brings extensive leadership, business, and finance experience to the Board. His experience as a president and chief executive officer, congressional representative, board member, and nominating and corporate governance committee member to other companies has given him broad understanding and expertise, particularly relating to business, accounting, finance, and corporate governance matters impacting the Company.

8	Castellum, Inc.

Proposal No. 1 - Election of Directors

Jay O. Wright
Mr. Wright was appointed a director, Vice Chair of the Board, General Counsel, Treasurer and Secretary on June 11, 2019. He resigned his position as Treasurer on February 28, 2023, was appointed as Chief Strategy Officer in March 2023 and Executive Vice-President Strategy in July 2024. Since July 1999 Mr. Wright has been the sole owner, director, and President of Bayberry Capital, Inc. and, since March 2020, Bayberry Securities, Inc. Bayberry Capital, Inc. provides consulting and business development services to clients in the government contracting, managed and IT services, cybersecurity, software, manufacturing, distribution, and other industries. Bayberry Securities, Inc. is a broker-dealer and member of the Financial Industry Regulatory Authority. Mr. Wright has significant experience with publicly traded companies, including serving as a chairman and chief executive officer for more than five years with a telecommunications services company and serving as the chief financial officer for a Nasdaq listed wireless communications company for two years. Mr. Wright has served as a director on numerous boards for both profit and not-for-profit companies, which included serving as chairman of the board, as well as chairing finance/investment, audit, and development committees. Previously, Mr. Wright worked as an investment banker with Merrill Lynch in New York and worked as a mergers and acquisitions lawyer with Foley & Lardner in Chicago and Skadden, Arps, Slate, Meagher & Flom LLP in New York. Mr. Wright received his Juris Doctor degree from the University of Chicago Law School and his Bachelor of Science degree in business administration from Georgetown University, summa cum laude, where he has served as an adjunct finance professor for twenty-one years. Mr. Wright is the co-author of the Sixth and Seventh editions of Finance and Accounting for Nonfinancial Managers, (Perseus Books, 2010; 2015). Mr. Wright is a member of the Illinois state bar and the District of Columbia bar and is Series 7, 24, and Series 66 qualified. Mr. Wright’s significant financial, investment, and other experience allows him to be qualified as a financial expert.

Mr. Wright brings extensive leadership, business, finance, accounting, and legal experience to the Board. His experience as an attorney, investment banker, chief financial officer, chief executive officer, and board member to other companies has given him broad understanding and expertise, particularly relating to business, accounting, finance, and legal matters impacting the Company.

Biographies of Directors Who Served in 2024

Patricia Frost
Ms. Frost, 59, was a director since October 12, 2022, the date on which the Company's Registration Statement was effective with the SEC in connection with its Public Offering, until her resignation on June 10, 2024. Ms. Frost served as a member of the advisory board from October 2019 until October 2022. Since 2018 Ms. Frost has served as a strategic cyber advisor to Partners In Performance, America, a cyber-security consulting firm. Since 2019 she has also served as a senior vice-president of human resources, internal communications and community engagement to Seagate Technology Holdings, a public limited company. From 2018 to 2020 she was a senior advisor to Thayer Leader Development Group, where she was a leadership advisor to Fortune 500 companies. From 1987 to 2018 Ms. Frost served in the U.S. Army where she became a Major General and served as the first-ever director responsible for strategy, budget, and policy for the U.S. Army’s cyber capabilities. She has led strategic alignment and problem-solving initiatives among interagency and international partners, with three decades of experience in Asia and the Middle East. Ms. Frost received a Bachelor of Arts in political science from Rutgers University – New Brunswick, a Master’s degree in military strategic intelligence from National Intelligence University, a Master’s degree in human resources development from Webster’s University and a Master’s degree in strategic studies from U.S. Army War College.

PROXY STATEMENT	9

Proposal No. 1 - Election of Directors

Mark C. Fuller
Mr. Fuller, 69, was appointed a director on June 11, 2019. He served as Chair of the Board, Chief Executive Officer, and President of the Company from June 11, 2019 until June 30, 2024. From September 2017 to December 2020 Mr. Fuller was the chief executive officer and senior advisor to Techshot Lighting LLC where he was responsible for expanding the company’s products into new markets. Techshot Lighting LLC manufactures, markets, and sells tactical shelter lighting systems. From December 2016 to December 2020, Mr. Fuller served as a vice-president to the national capital region and a board member to Main Nerve Federal Services, Inc. where he was responsible for account management and mergers and acquisitions. Main Nerve Federal Services, Inc. provides cyber-security products and services to the federal government. Mr. Fuller is an accomplished leader and manager with over forty years of experience in public and private companies, large corporations, and start-up ventures with businesses in the commercial and government sectors across various industries, including telecommunications, Internet, software, cyber security, energy management, renewable energy, real estate, and consulting. In 2003 he was a founding shareholder and chief executive officer of Chesapeake Government Technologies, which was acquired by Widepoint Corporation (Amex: WYY) in 2004 where he served as a director. He has also led and been involved in various mergers and acquisitions. Mr. Fuller is a graduate of the United States Military Academy at West Point, New York where he received a Bachelor of Science degree in engineering. He also earned Series 7 and 66 qualifications.
Involvement by Officers or Directors in Certain Legal Proceedings
In October 2016, Nutroganics, Inc., a company in the natural foods industry, closed and filed for bankruptcy in the State of Delaware. Jay O. Wright, one of our executive officers and a director, was a director of Nutroganics, Inc. within two years of its bankruptcy. Prior to its bankruptcy, Nutroganics, Inc. traded in the over-the counter market under the ticker “NUTT”.
From May 2013 to May 2016, C. Thomas McMillen, a director of the Company since October 12, 2022, served as an independent director of RCS Capital Corporation ("RCS"). RCS filed a petition to reorganize under Chapter 11 of the Bankruptcy Code in January 2016 under a prepackaged plan with the consent of the majority of the creditors.
On or about December 29, 2014, a securities class action lawsuit was filed in the U.S. District Court, Southern District of New York against RCS Corporation and certain of its affiliates, officers, and directors, including C. Thomas McMillen, alleging false and misleading statements pertaining to the company’s financial position and future business prospects. The case is Weston v. RCS Capital Corporation, No. 14-cv-10136 (S.D.N.Y.). The case was settled in September 2017 without recourse to the independent directors of RCS Corporation, including Mr. McMillen.
Other than as noted in the preceding paragraphs, to our knowledge, our directors, and executive officers have not been involved in any of the following events during the past ten years:
    1.    any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
    2.    any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
    3.    being subject to any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction, permanently, or temporarily enjoining him or her from or otherwise limiting his or her involvement in any type of business, securities, or banking activities or to be associated with any person practicing in banking or securities activities;
    4.    being found by a court of competent jurisdiction in a civil action, the SEC, or the Commodity Futures Trading Commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

10	Castellum, Inc.

Proposal No. 1 - Election of Directors
    5.    being the subject of, or a party to, any Federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended, or vacated, relating to an alleged violation of any Federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity.
None of our directors, officers, affiliates, or any beneficial owner of 5% or more of our common stock, or any associate of such persons, is an adverse party in any material proceeding to, or has a material interest adverse to us, or any of our subsidiaries.

The Board recommends a vote "FOR" the election of Messrs. Alarie, Campbell, Champoux, Ives, McMillen, and Wright as directors of the Company.

PROXY STATEMENT	11

Corporate Governance
Overview
Our Nominating and Governance Committee has general oversight responsibility for governance of the Company, including the assessment and recruitment of new director candidates and the evaluation of director and Board performance. We monitor regulatory and other developments in the governance area with a view toward both legal compliance and maintaining governance procedures at the Company, consistent with what we consider to be best practices.
Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines that address, among other topics, the role and responsibilities of our directors, the structure and composition of our Board, and corporate governance policies and standards applicable to us in general. The Corporate Governance Guidelines are subject to periodic reviews and changes by our Nominating and Governance Committee and our Board. The full text of our Corporate Governance Guidelines are available without charge on the Corporate Governance portion of our website, http://www.castellumus.com.
Code of Ethics and Business Conduct
Our Board has adopted the Castellum, Inc. Code of Ethics and Business Conduct, which applies to all of our employees, officers, and directors, including our chief executive officer ("CEO"), our chief financial officer ("CFO"), and our other executive and senior financial officers. The full text of our Code of Ethics and Business Conduct may be accessed without charge on the Corporate Governance portion of our website, http://www.castellumus.com. We will disclose on the Corporate Governance portion of our website any amendment to our Code of Ethics and Business Conduct or any waiver granted to an executive officer or director under it. In the fiscal year ended December 31, 2024, no such waivers were sought or granted. The information found on the Company's website is not part of this Proxy Statement nor is it incorporated into any other filings the Company makes with the SEC.
Cybersecurity Oversight
Technology is a key component of our business operations, and cybersecurity is a significant consideration for the Company. The Company has a holistic firm-wide approach to risk management including material risks from cybersecurity threats. The firm's overall risk management activities are designed to identify, assess, report, and manage risks that could affect the firm in achieving its objectives and goals. This risk management framework operates across our business and integrates business operational resiliency and technology related risks such as cybersecurity threats. Although management is responsible for the firm's day to day cybersecurity operations, the Board has delegated the responsibility of overseeing the Company’s cybersecurity program to the Audit Committee.
Executive management and the Audit Committee receive periodic technology and cybersecurity updates led by the Company's Chief Operating Officer and other members of senior management from the Company's technology and information security teams. The Audit Committee receives information concerning the Company's preparation for a cyber incident, in order to understand how the Company would respond to a specific cybersecurity threat, along with the impact to the Company's operations. As part of this process, the Audit Committee engages in various activities to stay abreast of the cyber landscape, including briefings led by management experts.
Director Independence
Four of our six current directors are independent under our Corporate Governance Guidelines and applicable NYSE American LLC ("NYSE American") listing standards. For a director to be considered independent, the Board must

12	Castellum, Inc.

Corporate Governance
determine, after consideration of all relevant facts and circumstances, that the director has no material relationship with the Company directly, or as a partner, or officer of an organization that has a relationship with the Company. The independence criteria adopted by the Board are set forth in the Company's Corporate Governance Guidelines.
The Board has determined that Messrs. Alarie, Campbell, Champoux, and McMillen are independent under the criteria for directors established by the NYSE American and the independence criteria adopted by the Board. As a result, we currently have a majority of independent directors and satisfy the applicable rule of the NYSE American. Messrs. Ives and Wright are employees of the Company and are not independent under the NYSE American listing standards or our Corporate Governance Guidelines, which can be found on the Corporate Governance portion of our website, http://www.castellumus.com.
Risk Oversight
Our Board oversees the risk management activities designed and implemented by our management. Our Board executes its oversight responsibility for risk management both directly and through its committees. Our Board also considers specific risk topics, including risks associated with our strategic plan, business operations, and capital structure. In addition, our Board regularly receives detailed reports from members of our senior management and other personnel that include assessments and potential mitigation of the risk and exposures involved with their respective area of responsibility.
As of October 12, 2022, the date on which our Registration Statement was deemed effective with the SEC, our Board has delegated to the Audit Committee oversight of our risk management process. Our other board committees, including the Compensation, Culture, and People Committee and the Nominating and Corporate Governance Committee also consider and address risk as they perform their respective committee responsibilities. All committees report to our Board as appropriate, including when a matter rises to the level of a material or enterprise level of risk. In addition, our Board and its committees exercise their risk oversight function by regularly receiving and evaluating reports from management and by making inquiries of management concerning these reports, as appropriate. Furthermore, our Board and its committees receive reports from our auditors and other advisors and may meet in executive sessions with them.
Board Qualifications
Our Board has delegated to our Nominating and Governance Committee the responsibility for recommending to our Board the nominees for election as directors at the annual meeting of stockholders and for recommending persons to fill any vacancy on our Board. Our Nominating and Governance Committee selects individuals for nomination to our Board based on the following criteria. Nominees for director must:
•Possess fundamental qualities of intelligence, honesty, perceptiveness, good judgment, maturity, high ethics and standards, integrity, fairness, and responsibility.
•Have a genuine interest in our Company and recognition that as a member of our Board, each director is accountable to all of our stockholders, not to any particular interest group.
•Have a background that demonstrates an understanding of business and financial affairs.
•Have no conflict of interest or relationships that might interfere with his or her independence for purposes of compliance with SEC rules, the NYSE American listing standards, Nevada corporate law, and no impediment that would interfere with the duty of loyalty owed to the Company and our stockholders.
•Possess judgment, skill, and experience with other organizations operating in the areas of technology, government contracting, or military experience.
•Be compatible and able to work well with other directors and executives in a team effort with a view to a long-term relationship with the Company as a director.
•Have independent opinions and be willing to state them in a constructive manner.

PROXY STATEMENT	13

Corporate Governance
Directors are selected on the basis of talent and experience. Diversity of background, including diversity of gender, race, ethnic, or geographic origin and age, and experience in the areas of technology, government contracting, or military experience, and other areas relevant to our activities are factors in the selection process. As a majority of our Board must consist of individuals who are independent, a nominee's ability to meet the independence criteria established by the NYSE American is also a factor in the nominee selection process.
For a better understanding of the qualifications of each of our directors, we encourage you to read their biographies set forth in this Proxy Statement.
Director Nominations
The Nominating and Governance Committee will consider candidates for director recommended by stockholders so long as the recommendations comply with our Amended and Restated Articles of Incorporation and Amended and Restated Bylaws and applicable laws, rules, and regulations, including those promulgated by the SEC. The Nominating and Governance Committee will evaluate such recommendations in accordance with its charter, our Amended and Restated Bylaws, our Corporate Governance Guidelines, and the regular nominee criteria described above. Stockholders wishing to recommend a candidate for nomination should comply with the procedures set forth in the section below entitled "Frequently Asked Questions and Answers on Meeting and Voting - How do I recommend a director nominee?"
Gender Diversity Policy
Our Board is committed to nominating the best individuals to fulfill director and executive roles. Our Board has not adopted policies relating to the identification and nomination of women directors and executives as it does not believe that it is necessary in the case of our Company to have such written policies at this time. Our Board believes that diversity is important to ensure that board members and senior management provide the necessary range of perspectives, experience, and expertise required to achieve effective stewardship and management. We have not adopted a target regarding women on our Board or regarding women in executive officer positions as our Board believes that such arbitrary targets are not appropriate for our Company.
Director Term Limits
Our Board has not adopted policies imposing an arbitrary term or retirement age limit in connection with individuals serving as directors as it does not believe that such a limit is in the best interests of our Company. Our Nominating and Corporate Governance Committee will annually review the composition of our Board, including the age and tenure of individual directors. Our Board will strive to achieve a balance between the desirability of its members having a depth of relevant experience, on the one hand, and the need for renewal and new perspectives, on the other hand.
Attendance at Annual Meeting
It is suggested, but not required, that our directors attend our annual meetings of stockholders. The Company held its Annual Meeting for the fiscal year ending December 31, 2023 on May 29, 2024 at which all directors, except Ms. Frost and Mr. Campbell were present in person or virtually.
Related-Party Transaction Policy
We adopted a written related person transactions policy pursuant to which related persons, namely our executive officers, directors, and principal stockholders, and their immediate family members, are not permitted to enter into certain transactions, or materially modify or amend an ongoing transaction, with us, in which the amount involved exceeds

14	Castellum, Inc.

Corporate Governance
$120,000, without the consent of our Audit Committee or any other body of the Board comprised solely of independent directors. Any request for us to enter into or materially modify or amend certain such transactions is required to be presented to our Audit Committee for review, consideration, and approval. All of our directors and executive officers are required to report to our Secretary any such proposed related person transaction, who is required to provide notice of such proposed related person transaction to the Audit Committee. In approving or rejecting the proposed transaction, our Audit Committee will take into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms at least as favorable as terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person’s interest in the transaction and, if applicable, the impact on a director’s independence. Under the policy, if we should discover related person transactions that have not been approved, our Audit Committee will be notified and will determine the appropriate action, including ratification, rescission, or amendment of the transaction.
Board Leadership Structure
Our Amended and Restated Bylaws and our Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chair of the Board, and CEO in accordance with its determination that utilizing one or the other structure is in the best interests of our Company. Mr. Champoux was appointed Chair of the Board in October 2022.
As Chair of the Board, Mr. Champoux’s key responsibilities include facilitating communication between our Board and management, assessing management’s performance, managing board members, preparation of the agenda for each board meeting, acting as chair of board meetings and meetings of our Company’s stockholders and managing relations with stockholders, other stakeholders, and the public. The Company does not have a lead independent director, because the Chair is an independent director.
We will take steps to ensure that adequate structures and processes are in place to permit our Board to function independently of management. The directors are able to request at any time a meeting restricted to independent directors for the purposes of discussing matters independently of management and are encouraged to do so should they feel that such a meeting is required.
Board Meetings and Committees
For the fiscal year ended December 31, 2024, there were eleven regularly scheduled or special meetings of the Board and the Board acted by unanimous written consent in lieu of a meeting on ten occasions.
Since October 12, 2022 the standing committees of our Board consist of an Audit Committee, a Compensation, Culture, and People Committee, and a Nominating and Governance Committee, each of which has the composition and responsibilities described below. Each of the committees reports to our Board as they deem appropriate and as our Board may request. Members serve on these committees for such term or terms as our Board may determine or until their earlier resignations or death. Each committee of our Board has a written committee charter that set out the mandate of such committee, including the responsibilities of the chair of such committee.
The full text of each committee charter is available without charge on the Corporate Governance portion of our website, http://www.castellumus.com. From time to time, our Board may also establish other special committees when necessary to address specific issues.
Communications with Directors
Stockholders, or other interested parties, who wish to contact our Board may send written correspondence, in care of our Corporate Secretary to Castellum, Inc., 1934 Old Gallows Road, Suite 350, Vienna, VA 22182. Communications may be addressed to an individual director, to the non-management directors as a group, or to the Board as a whole, marked

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Corporate Governance
as confidential or otherwise. Communications not submitted confidentially, which are addressed to directors that discuss business or other matters relevant to the activities of our Board, will be preliminarily reviewed by the office of the Corporate Secretary and then distributed either in summary form or by delivering a copy of the communication. Communications marked as confidential will be distributed, without review by the office of the Corporate Secretary, to the director, or group of directors, to whom they are addressed. With respect to other correspondence received by the Company that is addressed to one or more directors, the Board has requested that the following items not be distributed to directors because they generally fall into the purview of management, rather than the Board: junk mail and mass mailings, service complaints and inquiries, resumes, and other forms of job inquiries, solicitations for charitable donations, surveys, business solicitations, and advertisements.

Audit Committee
During the fiscal year ended December 31, 2024, there were five regularly scheduled or special meetings of the Audit Committee and the Audit Committee acted by unanimous written consent in lieu of a meeting on two occasions. Our Audit Committee consisted of three of our directors, Bernard S. Champoux, Patricia Frost, and C. Thomas McMillen, each of whom meets the definition of “independent director” for purposes of serving on an Audit Committee under Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and NYSE American rules, until Ms. Frost resigned her Board position effective June 10, 2024. Effective August 8, 2024, the Audit Committee was expanded to include four of our directors, at which time Mark S. Alarie and John F. Campbell were appointed to the Audit Committee. Mr. Alarie and Mr. Campbell each meets the definition of independent director for purposes of serving on an Audit Committee under Rule 10A-3 of the Exchange Act and NYSE American rules.
Mr. McMillen serves as chair of our Audit Committee. Our Board has determined that Mr. McMillen qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K under the Securities Act of 1933, as amended (the "Securities Act"). This designation does not impose on him any duties, obligations, or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board.
The Audit Committee is responsible for, among other things:
•appointment, termination, compensation, evaluation, and oversight of the work of any accounting firm engaged to prepare or issue an audit report or other audit, review, or attest services;
•considering and approving, in advance, all audit and non-audit services to be performed by independent accountants;
•reviewing and discussing the adequacy and effectiveness of our accounting and financial reporting processes and controls and the audits of our financial statements;
•establishing procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;
•investigating any matter brought to its attention within the scope of its duties and engaging independent counsel and other advisers as the Audit Committee deems necessary;
•determining compensation of the independent auditors, compensation of advisors hired by the Audit Committee, and ordinary administrative expenses;
•reviewing quarterly financial statements prior to their release;
•cybersecurity risk oversight;
•reviewing and assessing the adequacy of a formal written charter on an annual basis;
•reviewing and approving related-party transactions for potential conflict of interest situations on an ongoing basis; and
•handling such other matters that are specifically delegated to the Audit Committee by our Board from time to time.

16	Castellum, Inc.

Corporate Governance

Compensation, Culture, and People Committee
During the fiscal year ended December 31, 2024, there were four regularly scheduled or special meetings of the Compensation, Culture, and People Committee and it acted by unanimous written consent in lieu of a meeting on one occasion. The Compensation, Culture, and People Committee consisted of four of our directors, Mark S. Alarie, John F. Campbell, Bernard S. Champoux, and Patricia Frost, each of whom met the definition of “independent director” under Rule 16b-3 promulgated under the Exchange Act, until Ms. Frost's resignation from the Board effective June 10, 2024, at which time the size of the Committee was reduced to three. Ms. Frost served as chair of our Compensation, Culture, and People Committee from October 12, 2022 until March 8, 2024, at which time Mr. Alarie assumed the role.
The Compensation, Culture, and People Committee is responsible for, among other things:
•reviewing key employee compensation goals, policies, plans, and programs;
•reviewing compensation of our directors, CEO, and certain other executive officers;
•producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the SEC;
•reviewing and approving employment agreements and other similar arrangements between us and our executive officers;
•administering our stock plans and other incentive compensation plans;
•selecting, retaining, overseeing, and assessing the independence of our compensation consultants, legal counsel, and other advisors; and
•such other matters that are specifically delegated to the Compensation, Culture, and People Committee by our Board from time to time.
Compensation Committee Interlocks and Insider Participation
None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of another entity that had one or more of its executive officers serving as a member of our Board or Compensation, Culture, and People Committee. None of the members of our Compensation, Culture, and People Committee, when appointed, will have at any time been one of our officers or employees.

Nominating and Governance Committee
During the fiscal year ended December 31, 2024, there were five regularly scheduled or special meetings of the Nominating and Governance Committee. The Nominating and Governance Committee did not act by unanimous written consent in lieu of a meeting during the year. Since October 2022, our Nominating and Governance Committee has consisted of four of our directors, Mark S. Alarie, John F. Campbell, Bernard S. Champoux, and C.Thomas McMillen, each of whom meets the definition of “independent director” under the rules of the NYSE American. Mr. Campbell serves as chair of our Nominating and Governance Committee.
The Nominating and Governance Committee is responsible for, among other things:
•determining the qualifications, qualities, skills, and other expertise required to be a director and developing and recommending to the board for its approval criteria to be considered in selecting nominees for director;
•identifying and screening individuals qualified to become members of our Board, consistent with criteria approved by our Board;

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Corporate Governance
•overseeing the organization of our Board to discharge our board’s duties and responsibilities properly and efficiently;
•evaluating and making recommendations regarding the organization and governance of our Board and its committees and changes to our Amended and Restated Articles of Incorporation and Amended and Restated Bylaws and stockholder communications;
•assessing the performance of Board members and making recommendations regarding committee and chair assignments and composition and the size of our Board and its committees;
•evaluating and making recommendations regarding the creation of additional committees or the change in mandate or dissolution of committees;
•reviewing succession planning for our executive officers and evaluating potential successors;
•identifying best practices and recommending corporate governance principles; and
•developing and recommending to our Board a set of corporate governance guidelines and principles applicable to us.

18	Castellum, Inc.

Director Compensation
Our non-employee directors receive equity and cash compensation for their service as members of our Board. For the period January 1, 2024 through June 30, 2024, non-employee directors earned annual cash compensation of $60,000 for service on our Board, which was reduced to $30,000 effective July 1, 2024. The additional annual cash compensation for service as chair of the Board and chair of a committee, are as follows:
•Board – $15,000;
•Audit Committee - $15,000;
•Compensation, Culture, and People Committee – $10,000; and
•Nominating and Governance Committee – $10,000.
In May 2023 the Compensation, Culture, and People Committee recommended to the Board that further cash payments to members of the Board for their service on the Board and as committee chairs be deferred until further notice, which was unanimously approved by the Board. During 2024 cash payments totaling $74,501 were made to members of the Board and there was an aggregate of $515,221 in deferred Board and committee chair fees accrued at December 31, 2024.
For the period January 1, 2024 through June 30, 2024 each non-employee director was entitled to receive a pro-rata portion of an annual grant of restricted common stock with a grant date fair value of $60,000, which vests ratably over the twelve months following the date of grant, which have not yet been issued. For the period July 1, 2024 through June 30, 2025 each non-employee director received 125,000 stock options to purchase 125,000 shares of common stock, with an exercise price equal to the closing stock trading price on the date of grant, which vests ratably over the twelve months following the date of grant and have a seven year term. We reimburse our non-employee directors for their reasonable out-of-pocket costs and travel expenses in connection with their attendance at Board and committee meetings. Directors who are current or former Castellum, Inc. employees receive no compensation for their service as members of our Board.

PROXY STATEMENT	19

Director Compensation Table
The following table summarizes the compensation of our non-employee directors who served during the fiscal year ended December 31, 2024. Mark C. Fuller, the Company's former President and CEO and Jay O. Wright our General Counsel and Executive Vice-President Strategy, received no compensation in connection with their service as directors, and, accordingly, they are omitted from this table.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
Mark S. Alarie(3)	$53,118	$74,581	—	$127,699
John F. Campbell(4)	$55,000	$74,581	—	$129,581
Bernard S. Champoux(5)	$60,000	$74,581	—	$134,581
Patricia Frost(6)	$26,882	$26,671	—	$53,553
C. Thomas McMillen(7)	$60,000	$74,581	—	$134,581
(1) For the period January 1, 2024 - June 30, 2024 each member earned $60,000 annually for their service as a member of the Board, which was reduced to $30,000 annually effective July 1, 2025. Mark S. Alarie and Patricia Frost each earned a pro-rata portion of $10,000 for their respective service as a chair of the Compensation, Culture, and People Committee. John F. Campbell earned $10,000 annually for his service as a chair of the Nominating and Governance Committee. C. Thomas McMillen and Bernard S. Champoux each earned $15,000 annually for their service as a chair of the Audit Committee and the Board, respectively.
(2) Represents the aggregate grant-date fair value of 206,186 shares of common stock earned by four non-employee directors on January 1, 2024, and 90,948 shares of common stock earned by one non-employee director, calculated in accordance with ASC Topic 718, which have not been issued as of December 31, 2024. The grant-date fair value is based on $0.29 per share, the closing price of our common stock on January 1, 2024. In addition, there were 250,000 stock options granted to four non-employee directors on July 1, 2024, calculated in accordance with ASC Topic 718, with an exercise price of $0.212 per share, the closing price of our common stock on the date of grant. The assumptions used in calculating the grant-date fair value of the awards reported in this column are set forth in Note 11 to our audited consolidated financial statements included in our Annual Report on Form 10-K filed on March 11, 2025.
(3) Mr. Alarie served as the Chair of the Compensation, Culture, and People Committee effective March 8, 2024. Mr. Alarie received cash     payments of $15,143 during the fiscal year and $97,975 was accrued at December 31, 2024 representing amounts owed from fiscal years 2023 and 2024.
(4) Mr. Campbell received cash payments of $16,000 during the fiscal year and $106,500 was accrued at December 31, 2024 representing amounts owed from fiscal years 2023 and 2024.
(5) Mr. Champoux received cash payments of $17,679 during the fiscal year and $113,571 was accrued at December 31, 2024 representing amounts owed from fiscal years 2023 and 2024.
(6) For personal reasons, Ms. Frost resigned from her positions as Chair of the Compensation, Culture, and People Committee effective March 8,      2024 and from the Board effective June 10, 2024. Ms. Frost received cash payments of $8,000 during the fiscal year and $81,380 was accrued at December 31, 2024 representing amounts owed from fiscal years 2023 and 2024.
(7) Mr. McMillen received cash payments of $17,679 during the fiscal year and $113,571 was accrued at December 31, 2024 representing amounts owed from fiscal years 2023 and 2024.

20	Castellum, Inc.

Executive Officers Who Are Not Directors

David T. Bell
David T. Bell, 54, was appointed our Chief Financial Officer ("CFO") on April 25, 2022. Prior to joining the Company, since 2006 Mr. Bell was an audit partner for Deloitte & Touche LLP, (“Deloitte”) most recently working in the greater Washington, D.C. area where he has a proven track record leading service engagements and advising C-suite and boards of public and private companies in aerospace and defense, technology, and other industries. Mr. Bell has extensive knowledge of revenue recognition, leases, derivatives, consolidation, and internal controls. While at Deloitte, in addition to serving as the lead client service partner for many accounts, Mr. Bell served in Deloitte’s national office as an accounting consultation partner and as chief of staff. As a consultation partner, he consulted with engagement teams addressing complex technical accounting issues. In his operational role as chief of staff, Mr. Bell focused on technical and organizational efforts to restructure and refocus the accounting, SEC reporting, and auditing divisions to better serve clients. Mr. Bell graduated with a degree of Bachelor of Business Administration in accounting, summa cum laude, from Harding University, where he also serves on the university’s President’s Council. Mr. Bell is a Certified Public Accountant (“CPA”), licensed in Illinois and Virginia, and a member of the American Institute of CPAs, Illinois CPA Society, and the Virginia Society of CPAs.

Andrew Merriman
Andrew Merriman, 44, currently serves as our Chief Operating Officer ("COO") since his appointment effective September 1, 2024. Prior to that time, Mr. Merriman served as the Deputy Chief Operating Officer and Vice-President of Technology and Deployment of the Company since August 2021. Before joining the Company, Mr. Merriman was the founder and chief executive officer of Merrison Technologies, LLC ("Merrison") for eight years, which was acquired by the Company in August 2021. During his tenure at Merrison he built a strong business focused on the federal civilian market with subject matter expertise in eGov travel, data analytics, systems integration, and systems administration. Mr. Merriman worked at Northrop Grumman from 2003 to 2013, holding various positions including software development manager and technical director during which time he managed development, operations, testing and engineering teams. Mr. Merriman graduated with a Bachelor of Business Administration in information systems from Radford University and is a cybersecurity maturity model certification ("CMMC") certified professional accredited by The Cyber AB.

PROXY STATEMENT	21

Ownership of Common Stock
Directors and Officers
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 21, 2025, referred to in the table below as the "Beneficial Ownership Date," by:
•each person known by us to be a beneficial owner of 5% or more of the outstanding shares of our common stock;
•each of our directors and director nominees;
•each of our named executive officers; and
•all directors, director nominees, and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants or issuable under convertible securities held by that person that are currently exercisable or exercisable within 60 days of the Beneficial Ownership Date are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Percentage of beneficial ownership is based on 84,891,874 shares of common stock outstanding as of the Beneficial Ownership Date.
Except as otherwise indicated, the address of each of the persons in this table is c/o Castellum, Inc., 1934 Old Gallows Road, Suite 350, Vienna, VA 22182.

	Shares Beneficially Owned		Shares Beneficially Owned		Shares Beneficially Owned		% of Total Voting Power
	Common Stock		Series A Preferred Stock		Series C Preferred Stock
Name of Beneficial Owner	Number	%	Number	%	Number	%
Named Executive Officers and Directors:
Mark S. Alarie(1)	321,253	*	—	—	—	—	*
David T. Bell (2)	2,502,224	2.86%	—	—	—	—	2.85%
John F. Campbell (3)	409,870	*	—	—	—	—	*
Bernard S. Champoux (4)	337,870	*	—	—	—	—	*
Mark C. Fuller (5)	9,362,524	10.74%	—	—	—	—	10.71%
Glen R. Ives (6)	2,656,961	3.04%	—	—	220,000	38.60%	3.04%
C. Thomas McMillen(7)	295,182	*	—	—	—	—	*
Andrew Merriman (8)	762,250	*	—	—	—	—	*
Jay O. Wright (9)	11,772,538	13.51%	—	—	—	—	13.46%
Named executive officers and directors as a group (9 persons)	28,420,673	29.79%	—	—	220,000	38.60%	29.74%
5% Stockholders:
Jean and Nathalie Ekobo(10)	5,769,375	7.44%	5,875,000	100.00%	—	—	7.41%
* Less than 1%.

22	Castellum, Inc.

Ownership of Common Stock
(1)Shares owned include (i) 112,920 shares of common stock over which Mr. Alarie has sole dispositive and voting power and (ii) 250,000 stock options that are exercisable into 250,000 shares of common stock, of which 208,333 are vested and 41,667 vest over time over which Mr. Alarie has sole dispositive and voting power.
(2)Shares owned include (i) 14,724 shares of common stock over which Mr. Bell has sole dispositive and voting power, (ii) 500,000 warrants that are exercisable into 500,000 shares of common stock over which Mr. Bell has sole dispositive and voting power, and (iii) 2,160,000 stock options that are exercisable into 2,160,000 shares of common stock, of which 1,987,500 are vested and 172,000 vest over time over which Mr. Bell has sole dispositive and voting power.
(3)Shares owned include (i) 126,537 shares of common stock over which Mr. Campbell has sole dispositive and voting power and (ii) 325,000 stock options that are exercisable into 325,000 shares of common stock, of which 283,333 are vested and 41,667 vest over time over which Mr. Campbell has sole dispositive and voting power.
(4)Shares owned include (i) 104,537 shares of common stock over which Mr. Champoux has sole dispositive and voting power and (ii) 275,000 stock options that are exercisable into 275,000 shares of common stock, of which 233,333 are vested and 41,667 vest over time over which Mr. Champoux has sole dispositive and voting power.
(5)Mr. Fuller may be deemed to be the beneficial owner of 9,362,524 shares of common stock, which total is comprised of (i) 7,047,519 shares of common stock held by The Mark Chappelle Fuller Revocable Trust, Mark Fuller, TTEE, of which Mr. Fuller is the trustee and over which he has sole dispositive and voting power, (ii) 50,000 shares of common stock held by Janice Lynn Dudley Revocable Trust, Janice Lynn Dudley, TTEE, of which Ms. Dudley is the trustee and over which Ms. Dudley has sole dispositive and voting power, (iii) 16,140 shares of common stock held by Mark C. Fuller, and (v) 2,248,865 warrants that are exercisable into 2,248,865 shares of the Company’s common stock over which Mr. Fuller has sole dispositive and voting power.
(6)Shares owned include (i) 187,616 shares of common stock over which Mr. Ives has sole dispositive and voting power, (ii) 220,000 shares of Series C preferred stock which is convertible into 137,500 shares of common stock over which Mr. Ives has sole dispositive and voting power, and (iii) 3,650,000 stock options that are exercisable into 3,650,000 shares of common stock, of which 2,331,845 are vested and 1,318,155 vest over time or subject to meeting certain performance measures over which Mr. Ives has sole dispositive and voting power.
(7)Shares owned include (i) 191,015 shares of common stock over which Mr. McMillen has sole dispositive and voting power and (ii) 125,000 stock options that are exercisable into 125,000 shares of common stock, of which 104,167 are vested and 20,833 vest over time over which Mr. McMillen has sole dispositive and voting power.
(8)Shares owned include (i) 531,000 shares of common stock over which Mr. Merriman has sole dispositive and voting power and (ii) 575,000 stock options that are exercisable into 575,000 shares of common, of which 231,250 are vested and 343,750 vest over time or subject to meeting certain performance measures over which Mr. Merriman has sole dispositive and voting power.
(9)Shares owned include (i) 9,523,673 shares of common stock over which Mr. Wright has sole dispositive and voting power and (ii) 2,248,865 warrants that are exercisable into 2,248,865 shares of common stock over which Mr. Wright has sole dispositive and voting power. Mr. Wright may be deemed to be the beneficial owner of 11,772,538 shares of the Company's common stock.
(10)Mr. and Mrs. Ekobo stock ownership includes a combination of family-related shareholdings made up of the Company’s common stock and Series A preferred stock. The following share ownership reflects the shares of common stock held by each family member: (i) Jean Machetel Ekobo Embessee, 100,499, (ii) Jean Machetel Ekobo Embesse and Nathalie Fournier Ekobo Ttee, 4,355,614, (iii) Nathalie Fournier Ekobo, 669,805, (iv) LePrince Pierre Ekobo, 118,862, (v) Rachel Koum Ekobo, 52,500, (vi) Rachel Embesse Ekobo, 100,000, (vii) Ndedi Ekobo, 50,000, (viii) Jean Fournier, 50,000, (ix) Jean-Michelle Edouard Fornier, 28,000, (x) Marlyse Fournier, 235,834, (xi) Rachelle Embesse Okobo, 100,000 and (xii) Jean Machetel Ekobo Embesse and Nathalie Fournier Ekobo, 8,261. The Fornier Ekobo Revocable Family Trust is the holder of 5,875,000 shares of the Company’s Series A preferred stock which is convertible into 587,500 shares of the Company’s common stock. Mr. and Mrs. Ekobo have shared voting and dispositive power and may be deemed the beneficial owners of 6,356,875 shares of the Company’s common stock.

Prohibition on Hedging
Hedging or monetization transactions can be accomplished through a number of possible mechanisms, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars, and exchange funds. Hedging transactions may permit a director, officer, or employee to continue to own our securities obtained through employee benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, the director, officer, or employee may no longer have the same objectives as our other stockholders. Therefore, directors, officers, and

PROXY STATEMENT	23

Ownership of Common Stock
employees are prohibited by our Insider Trading Policy, which was amended and adopted by the Board on November 9, 2023, from engaging in any such transactions.
Policy on Stock Pledging
Our Insider Trading Policy prohibits employees, officers, and directors from pledging Company securities as collateral for a loan.
Compensation Clawback Policy
On November 9, 2023 our Board adopted revisions to our Compensation Clawback Policy to comply with the NYSE American listing standards and the final rules adopted by the SEC regarding the clawback requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act. In the event we are required to prepare an accounting restatement of our financial results as a result of a material noncompliance by us with any financial reporting requirement under the federal securities laws, we will have the right to use reasonable efforts to recover from any current or former executive officer who received incentive compensation (whether cash or equity) from us during the three-year period preceding the date on which we were required to prepare the accounting restatement, any excess incentive compensation awarded as a result of the misstatement. As of October 12, 2022, this policy is administered by the Compensation, Culture, and People Committee of our Board. The policy is effective for financial statements for periods beginning on or after January 1, 2022.

24	Castellum, Inc.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that our officers, directors, and 10% stockholders file reports of ownership and changes of ownership of our common stock with the SEC. Based on a review of copies of these reports provided to us and written representations from the reporting persons, we believe that, during our fiscal year ended December 31, 2024 all Section 16(a) reporting persons were in compliance with Section 16(a).

PROXY STATEMENT	25

Executive Compensation
The executive compensation disclosure rules applicable to "emerging growth companies" (such as the Company) require compensation disclosure for our principal executive officer and the two most highly compensated executive officers other than our principal executive officer. These officers are referred to as our named executive officers ("NEOs"). Our NEOs for fiscal year ended December 31, 2024 are:

•Glen R. Ives, our President and CEO; •David T. Bell, our CFO; and •Andrew Merriman, our COO.

Summary Compensation Table
The table below sets forth the annual compensation earned by our NEOs for the fiscal years ended December 31, 2024 and 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation(3) ($)	Total ($)
Glen R. Ives(4) CEO	2024	287,500	—	—	1,332,954	137,500	17,085	1,775,039
	2023	268,750	—	—	2,481,035	96,667	9,833	2,856,285
David T. Bell CFO	2024	287,500	—	—	2,222,514	143,750	30,191	2,653,764
	2023	284,375	—	—	2,197,848	130,208	28,000	2,640,431
Andrew Merriman(5) COO	2024	239,800	—	—	76,068	80,000	30,938	426,806
	2023	221,467	—	—	101,659	80,000	28,000	431,126
(1) Amounts shown in "Option Awards" column reflect the amount of stock-based compensation related to grants of warrants to Mr. Bell pursuant to the terms of his employment agreement and the amount of stock option compensation to Messrs. Ives, Bell, and Merriman pursuant to the terms of their respective employment agreements. The amounts reported as stock based compensation for Mr. Bell reflect the grant date fair value of the warrants granted to him in accordance with ASC 718. The amounts reported as stock based compensation for Mr. Bell for each warrant grant is estimated based on the fair market value on the date of grant using the Black-Scholes pricing model. The amounts reported as stock based compensation for Messrs. Ives, Bell, and Merriman reflects the grant date fair value of the stock options granted to them in accordance with ASC 718. The fair value of each option grant is estimated based on the fair market value on the date of grant using the Black-Scholes pricing model. The assumptions that we used to calculate these amounts are discussed in Note 11 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and incorporated by reference herein.
(2) Amounts shown in the “Non-Equity Incentive Plan Compensation” column reflect the amount of cash bonus earned by Messrs. Ives, Bell, and Merriman pursuant to the terms of their respective employment agreements. In 2024, Mr. Ives was eligible to earn a cash bonus pursuant to the terms of his employment agreement to be paid at the discretion of the Board with a target bonus amount of 35% of his base salary based upon the growth and success of the Navy division and the overall performance of Mr. Ives, which equalled $137,500. In 2024, Mr. Bell was eligible to earn a cash bonus pursuant to the terms of his employment agreement to be paid at the discretion of the Board with a target bonus amount of 50% of his base salary based upon the achievement of certain performance measures, including ensuring the timely filing of the Company's periodic reports with the Securities and Exchange Commission, on-time filings and payment of all of the Company's federal, state, and local tax obligations, and preparation of the Company's annual consolidated budget, which equalled $143,750. In 2024, Mr. Merriman was eligible to earn an annual cash bonus equal to $80,000 if and only if the Company's subsidiary maintained a annualized net income of $500,000. In 2023, Mr. Ives was eligible to earn a cash bonus pursuant to the terms of his employment agreement to be paid at the discretion of the Board with a target bonus amount of 35% of his base salary based upon the growth and success of the Navy division and the overall performance of Mr. Ives, which equalled $96,667. In 2023, Mr. Bell was eligible to earn a cash bonus pursuant to the terms of his employment agreement to be paid at the discretion of the Board with a target bonus amount of 50% of his base salary based upon the achievement of certain performance measures, including ensuring the timely filing of the Company's periodic reports with the Securities and Exchange Commission, on-time filings and payment of all of the Company's federal, state, and local tax obligations, and preparation of the Company's

26	Castellum, Inc.

Executive Compensation
annual consolidated budget, which equalled $130,208. In 2024, Mr. Merriman was eligible to earn an annual cash bonus equal to $80,000 if and only if the Company's subsidiary maintained a annualized net income of $500,000.
(3) Messrs. Ives, Bell, and Merriman participated in a group term life plan and other benefits that are generally available to salaried employees and also participated in the Company's 401(k) plan and received matching company contributions.
(4) Mr. Ives was appointed CEO of the Company effective July 1, 2024. Prior to that time he served as the Company's COO.
(5) Mr. Merriman was appointed COO of the Company effective September 1, 2024. Prior to that time he served as the Company's Deputy Chief Operating Officer and Vice-President of Technology and Deployment of the Company, as well as President of a former subsidiary of the Company.
Decisions on the executive compensation program are made by the Compensation, Culture, and People Committee of the Board and, as necessary, approved by the entire Board. Compensation for the NEOs was determined in 2023 by employment agreements which were entered into prior to the Company's listing on the NYSE American and establishment of the Compensation, Culture, and People Committee by the Board. In March 2024 the members of the Compensation, Culture, and People Committee retained the services of an independent compensation consultant to review, evaluate, and make recommendations concerning the Company's executive compensation structure, including metrics to achieve bonus and performance based equity, as well as reviewing the level of compensation for the members of the Board. After reviewing these recommendations and in consideration of the financial condition of the Company, effective July 1, 2024 the Company reduced the cash compensation to its non-employee directors for service on its Board and entered into two new employment agreements, one of which was with the Company's CEO who is a named NEO. The new employment agreement contains a base salary, an annual cash incentive bonus, and equity-based incentive compensation.
There remains one legacy agreement with the Company's CFO the term of which expires on April 30, 2025, and the provisions of which have not been renewed by the Company. It is the intention of management and the Committee that any new agreement for the CFO will be aligned with the executive compensation structure being developed by the Company and will be materially different from the existing agreement. The members of the Compensation, Culture, and People Committee are currently reviewing appropriate future compensation arrangements with the Company's officers, including the NEOs, and are working with management to create a comprehensive compensation structure which will permit all executive compensation to be aligned with the Company's existing compensation policies and philosophies, which are designed to align compensation with its business objectives and the creation of stockholder value, while enabling it to attract, motivate, and retain individuals who contribute to its long-term success.
Decisions regarding executive compensation reflect a belief that our executive compensation program must be competitive in order to attract and retain highly competent executive officers as well as include a significant element of pay for performance. The Compensation, Culture, and People Committee seeks to implement these compensation policies and philosophies by linking a significant portion of the Company’s executive officers’ cash compensation to the achievement of annual performance objectives and by providing a portion of their compensation as both annual and long-term incentive compensation in the form of equity awards. Further, the Compensation, Culture, and People Committee seeks to tie our executive compensation levels to the compensation practices of our peer companies and the shareholder returns achieved by those peer companies by setting our relative executive compensation percentile levels comparable to the relative shareholder return percentile level achieved by the Company as compared to its peer companies.
Compensation for the Company’s executive officers has three primary components: base salary, an annual cash incentive bonus, and long-term equity-based incentive compensation.
Employment Agreements; Potential Payments Upon Termination or Change in Control
Effective July 1, 2024 we entered into a new employment agreement with Mr. Ives (the "Ives Employment Agreement") which replaced the terms and conditions set forth in a prior agreement dated July 1, 2021 pursuant to which he served as the Company's COO (the "Ives Prior Agreement"). The Ives Employment Agreement has a one year term (the "Initial Employment Term") and provides a base salary of $300,000 per year (the “Ives Base Salary”). The Initial Employment

PROXY STATEMENT	27

Executive Compensation
Term may be renewed for successive one year periods by mutual agreement of the parties. On April 3, 2025 the parties agreed to extend the term of the Ives Employment Agreement for a period of one year. The Ives Base Salary shall be payable in regular installments in accordance with the Company’s general payroll practices. Mr. Ives shall additionally be eligible to earn a maximum annual cash incentive and discretionary bonus equal to one hundred percent (100%) of the Ives Base Salary (the "Ives Performance Bonus"), fifty percent (50%) of which is based upon the Company achieving certain performance measure thresholds (the "Ives Incentive Bonus") and fifty percent (50%) of which is at the sole discretion of the Compensation, Culture, and People Committee (the "Ives Discretionary Bonus"). The Company did not achieve the performance measure thresholds at December 31, 2024 for the Ives Incentive Bonus to be earned. As additional consideration for entering into the Ives Employment Agreement, Mr. Ives was awarded an incentive stock option to purchase 750,000 shares of the Company's common stock at a per share exercise price equal to the closing price of the Company's common stock on the date of grant. The stock options began vesting on the grant date, have a seven year term, and will vest on a quarterly basis ratably over the Initial Employment Term.
If Mr. Ives terminates his employment with the Company without good reason or their employment is terminated (i) as a result of his death, (ii) by the Company after a determination of a disability, or (iii) by the Company for cause, the Company will pay or provide Mr. Ives (a) those benefits as required by law, (b) for any earned but unpaid Ives Base Salary, (c) for the reimbursement of unreimbursed business expenses, and (d) for the payment of unpaid Ives Performance Bonus for any fiscal year ended prior to the termination date. In addition, if Mr. Ives' employment is terminated by the Company without cause or by him for good reason, then he shall be entitled to receive the Ives Base Salary for a period equal to the earlier of (x) twelve (12) months following the termination date and (y) the date on which the employment period would have expired had the employment period not been terminated earlier by the Company without cause or by Mr. Ives (the “Ives Severance Payments”). In order to qualify for the Ives Severance Payments the executive must execute and not revoke a mutual release agreement in a form reasonably acceptable to the Company. The employment agreements contain customary confidentiality restrictions, non-competition covenants, non-disparagement covenants, and non-solicitation covenants with respect to our employees, consultants, and customers. Further, the Company acknowledged that it owed Mr. Ives the sum of $236,895 for accrued but unpaid bonuses as of June 30, 2024 of which none remain accrued and unpaid at December 31, 2024.
On July 1, 2021 we entered into the Ives Prior Agreement pursuant to which Mr. Ives served as our COO, Chief Growth Officer and Navy division chief executive officer. The Ives Prior Agreement had a term of four years and was replaced by the Ives Employment Agreement. The Ives Prior Agreement provided for an annual base salary of $300,000 (the “Ives Prior Base Salary”). The Ives Prior Base Salary increased as follows: (i) $30,000 per month upon the Navy division reaching an annualized revenue run rate of $60,000,000 or greater and EBITDA margin of no less than 8.5%; and (ii) $40,000 per month upon the Navy division reaching an annualized revenue run rate of $100,000,000 or greater and EBITDA margin of no less than 9.0%. The Ives Prior Base Salary was payable in regular installments in accordance with the Company’s general payroll practices.
In addition, under the Ives Prior Agreement, Mr. Ives was eligible to earn a bonus (the “Ives Prior Performance Bonus”) at the discretion of the Board of the Company with a target bonus amount for each year of the agreement, as follows: (a) year one, 25% of the Ives Prior Base Salary, (b) year two, 35% of the Ives Prior Base Salary, (c) year three, 50% of the Ives Prior Base Salary, and (d) year four, 100% of the Ives Prior Base Salary. The Board considered the growth and success of the Navy division and the overall performance of Mr. Ives as the two key factors in evaluating the appropriate amount of the Ives Prior Performance Bonus.
As an additional incentive for entering into the Ives Prior Agreement, Mr. Ives was granted 1,500,000 stock options to purchase the Company’s common stock at an exercise price of $1.60 per share. The price amount is subject to adjustment in the event of a forward or reverse stock split, stock dividend, or other similar mechanism. The stock options shall vest as follows: (i) 750,000 shall vest ratably over the first 48 months of employment with the Company, and (ii) 750,000 shall vest based upon performance. For the performance-based options, (a) 250,000 shall vest upon the closing of the acquisition of Specialty Services, Inc. (which occurred in 2022), (b) 250,000 shall vest upon the Navy division achieving $25 million in revenue and $2.5 million in EBIDTA in any 12 month period (which occurred in 2023), and (c) 250,000 shall vest upon the Company achieving $100 million in revenue run rate based on quarterly performance (which has not occurred). All unvested time-based options shall vest upon the sale of control of the Company. Unvested performance-

28	Castellum, Inc.

Executive Compensation
based options shall not vest upon the sale of control of the Company unless the sale results in a price to stockholders of at least $8.00 per share.
Pursuant to the terms of the Ives Prior Agreement, if Mr. Ives terminated his employment with the Company or his employment was terminated (i) as a result of his death, (ii) by the Company after a determination of a disability, or (iii) by the Company for cause, the Company would have paid or provided Mr. Ives (a) those benefits as required by law, (b) for any earned but unpaid Ives Prior Base Salary, (c) for the reimbursement of unreimbursed business expenses, and (d) for the payment of unpaid Ives Prior Performance Bonus for any fiscal year ended prior to the termination date. In addition, if Mr. Ives’ employment was terminated by the Company without cause or by him for good reason, then Mr. Ives would have been entitled to receive the Ives Base Salary for a period equal to the earlier of (x) twelve (12) months following the termination date and (y) the date on which the employment period would have expired had the employment period not been terminated earlier by the Company without cause (the “Ives Prior Agreement Severance Payments”). The employment agreement contained customary confidentiality restrictions, non-competition covenants, and non-solicitation covenants with respect to our employees, consultants, and customers.
In the second quarter of 2023, Mr. Ives agreed to defer the payment of the bonus earned under the terms of the Ives Prior Agreement. There were no deferred bonus owed to Mr. Ives at December 31, 2024.
On April 25, 2022 we entered into an employment agreement with David T. Bell to serve as our CFO (the "Bell Employment Agreement"). The Bell Employment Agreement expires on April 30, 2025 and automatically renews for successive one-year periods, unless terminated by the Company or Mr. Bell, with ninety (90) days advance notice of its intent not to renew. The Company provided Mr. Bell with notice that it did not intend to renew the Bell Employment Agreement upon its existing terms. The Bell Employment Agreement provides for an annual base salary of $287,500 (the “Bell Base Salary”). The Bell Base Salary will increase as follows: (i) $25,000 per month upon the Company achieving an annualized revenue run rate of $60,000,000 or greater; (ii) $35,000 per month upon the Company achieving an annualized revenue run rate of $75,000,000 or greater; (iii) $40,000 per month upon the Company reaching an annualized revenue run rate of $150,000,000 or greater and adjusted EBITDA margin of no less than 7%; and (iv) $45,000 per month upon the Company reaching an annualized revenue run rate of $300,000,000 or greater and adjusted EBITDA margin of no less than 8%. The Bell Base Salary shall be payable in regular installments in accordance with the Company’s general payroll practices.
Additionally, Mr. Bell shall be eligible to earn a performance bonus (the “Bell Performance Bonus”) at the discretion of the Board with target bonuses that are the following percentages of Bell Base Salary based on certain performance criteria set forth in the employment agreement: (i) 50% of Bell Base Salary of less than $35,000 per month; (ii) 60% of Bell Base Salary of $35,000 to less than $40,000 per month; and (iii) 100% of Bell Base Salary of $40,000 or more per month. The performance criteria include (a) ensuring on time filing of all periodic filings (Form 10-Q and Form 10-K) and event driven filings (Form 13(d), Section 16 filings (Forms 3 and 4) and Form 8K); (b) ensuring on time filings and payment of all federal, state and local tax obligations; and (c) preparing an annual consolidated draft budget based on subsidiary budgets by October 31 each year. Mr. Bell earned an additional bonus of (i) $50,000 and 500,000 warrants to purchase the Company’s common stock with an exercise price of $2.00 upon the Company’s common stock trading on the NYSE American LLC and is entitled to earn $100,000 and 750,000 warrants to purchase the Company’s common stock with an exercise price of $2.40 upon the Company joining the Russell 3000 and/or Russell 2000 stock index(ices). The Board may pay an additional bonus (separate from any target) in its sole discretion.
As an additional incentive for entering into the Bell Employment Agreement, Mr. Bell was granted 1,800,000 stock options to purchase the Company’s common stock at an exercise price of $3.80 per share. The stock options vest ratably over the first 36 months of employment with the Company. In the event of a change in control of the Company, unvested options shall not vest unless (i) Mr. Bell is not given a commensurate position in the resulting organization, or (ii) the change in control transaction results in a price to stockholders of at least $8.00 per share. The agreement entitles Mr. Bell to receive various employee benefits generally made available to other officers and senior executives of the Company.
If Mr. Bell terminates his employment with the Company without good reason or his employment is terminated (i) as a result of his death, (ii) by the Company after a determination of a disability, or (iii) by the Company for cause, the

PROXY STATEMENT	29

Executive Compensation
Company will pay or provide Mr. Bell (a) those benefits as required by law, (b) for any earned but unpaid Bell Base Salary, (c) for the reimbursement of unreimbursed business expenses, and (d) for the payment of unpaid Bell Performance Bonus for any fiscal year ended prior to the termination date. In addition, if Mr. Bell’s employment is terminated by the Company without cause or by him for good reason, then Mr. Bell shall be entitled to receive for a period of twelve (12) months following the termination date, the Bell Base Salary (the “Bell Severance Payments”). In order to qualify for the Bell Severance Payments Mr. Bell must execute and not revoke a mutual release agreement in a form reasonably acceptable to the Company. The employment agreement contains customary confidentiality restrictions, non-competition covenants, non-disparagement covenants, and non-solicitation covenants with respect to our employees, consultants, and customers.
On April 3, 2025 the Company entered into an at-will employment arrangement with Mr. Bell, the terms of which are effective May 1, 2025. Notwithstanding the at-will arrangement, each party has agreed to provide the other party sixty (60) days advanced notice prior to terminating the employment arrangement.While employed by the Company, Mr. Bell will be entitled to an annual base salary of $290,000, and to participate in those benefit plans generally available to all employees of the Company.
Effective August 5, 2021, a former subsidiary of the Company entered into an employment agreement with Andrew Merriman for a period of three years (the "Merriman Employment Agreement) pursuant to which he served in various positions, including President of the subsidiary, as well as Deputy Chief Operating Officer and Vice-President of Technology and Deployment of the Company. Under the terms of the Merriman Employment Agreement, Mr. Merriman was paid a base salary of $220,000 annually. As an additional incentive for entering into the agreement, Mr. Merriman was granted 150,000 stock options to purchase common stock at an exercise price of $3.40, half of which vest over time and half of which are subject to certain performance measures. Mr. Merriman was also entitled to earn an annual cash bonus of $80,000, payable annually on August 31 each year, commencing August 31, 2022, if and only if the subsidiary maintained an annualized net income of $500,000 for the one-year period ending on each respective year ended August 31. Upon expiration of the Merriman Employment Agreement on August 5, 2024 Mr. Merriman became an employee at-will.

30	Castellum, Inc.

Executive Compensation
Outstanding Equity Awards at Fiscal Year-End
The table below sets forth the outstanding equity awards held by the NEOs as of December 31, 2024.

	Option Awards					Stock Awards
Name	Option/Stock Award Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Glen R. Ives(1)	01/22/2025	41,667	458,333	$1.07	01/21/2032	—	—
Glen R. Ives(2)	07/01/2024	625,000	125,000	$0.21	06/30/2031	—	—
Glen R. Ives(3)	04/01/2023	208,333	191,667	$1.38	03/31/2030	—	—
Glen R. Ives(4)	01/01/2022	238,095	511,905	$3.40	12/31/2028	—	—
Glen R. Ives(5)	07/01/2021	1,218,750	31,250	$1.60	06/30/2028	—	—
David T Bell(6)	04/01/2023	187,500	172,500	$1.38	03/07/2030	—	—
David T Bell(7)	10/17/2022	500,000	—	$2.00	10/16/2029	—	—
David T Bell(8)	04/25/2022	1,800,000	—	$3.80	04/24/2022	—	—
Andrew Merriman(9)	10/17/2022	150,000	—	$3.40	08/05/2028	—	—
Andrew Merriman (10)	04/01/2023	52,083	47,917	$1.38	03/31/2030	—	—
Andrew Merriman (11)	01/22/2025	29,167	320,833	$1.07	01/21/2032	—	—
(1) Includes a discretionary grant of 500,000 stock options granted to Mr. Ives by the Compensation, Culture, and People Committee which vest 6,944 per month and 250,000 stock options which are subject to meeting a performance measure after which it vests 6,944 per month.
(2) Includes 750,000 stock options granted to Mr. Ives pursuant to the terms of his employment agreement which vest 62,500 per month.
(3) Includes 400,000 stock options granted to Mr. Ives pursuant to the terms of his employment agreement which vest 8,333 per month.
(4) Includes 250,000 stock options granted to Mr. Ives pursuant to the terms of his employment agreement which vest 10,417 per month and 250,000 stock options which are subject to meeting performance measures.
(5) Includes 750,000 stock options granted to Mr. Ives pursuant to the terms of his employment agreement which vest 15,625 per month and 500,000 stock options which are subject to meeting performance measures.
(6) Includes 360,000 stock options granted to Mr. Bell pursuant to the terms of his employment agreement which vest 10,000 per month.
(7) Includes 500,000 warrants granted to Mr. Bell pursuant to the terms of his employment agreement all of which have vested.
(8) Includes 1,800,000 warrants granted to Mr. Bell pursuant to the terms of his employment agreement all of which have vested.
(9) Includes 150,000 stock options granted to Mr. Merriman pursuant to the terms of his employment agreement all of which have vested.
(10) Includes 100,000 stock options granted to Mr. Merriman pursuant to the terms of his employment agreement which vest 2,083 per month.
(11) Includes a discretionary grant of 175,000 stock options granted to Mr. Merriman by the Compensation, Culture, and People Committee which vest 4,861 per month and 175,000 stock options which are subject to meeting a performance measure after which it vests 4,861 per month.

PROXY STATEMENT	31

Equity Compensation Plan Information
The following table summarizes the number of shares of common stock to be issued upon the exercise of outstanding options, warrants, and rights granted to our employees, consultants, and directors, as well as the number of shares of common stock remaining for future issuance under our equity compensation plan as of December 31, 2024, the end of the most recently completed fiscal year.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(3)
Equity compensation plan approved by stockholders(1)	4,032,500	$0.80	1,900,235
Total	4,032,500	$0.80	1,900,235
(1)Consists of a total of 6,000,000 shares of common stock available for issuance under the Castellum, Inc. Amended 2021 Stock Incentive Plan of which options to purchase 4,032,500 shares of common stock and 529,765 shares of restricted common stock have been granted, of which options to purchase 462,500 shares of common stock have been forfeited.
(2)Excludes restricted stock awards because they have no exercise price.
(3)Consists of shares of common stock available for issuance under the Castellum, Inc. Amended 2021 Stock Incentive Plan.

32	Castellum, Inc.

Certain Relationships and Related-Party and Other Transactions
Other than compensation arrangements for our named executive officers and directors, which are described below, the only related party transactions to which we were a party during the year ended December 31, 2024 are as follows, each of which was entered into prior to the adoption of the approval procedures described above.
Emil Kaunitz Note Payable
On August 12, 2021, the Company entered into a note payable with Emil Kaunitz in the principal amount of $400,000, that has a maturity date of December 31, 2024 (the "Kaunitz Note"). Emil Kaunitz is an employee of the Company and a former director of the Company. The Kaunitz Note has a per annum interest rate of five percent (5%).
In February 2024, the maturity date of the Kauntiz Note was extended to August 1, 2025, at which time the Company agreed to commence monthly principal payments of $50,000 per month for eight months.
Interest expense recorded in connection with the Kaunitz Note for the year ended December 31, 2024 was $20,000. As of March 31, 2025, the outstanding principal amount on the Kaunitz Note was $400,000.
Specialty Services, Inc. Acquisition
In connection with the Company's acquisition of Specialty Services, Inc. ("SSI"), the Company was obligated to pay an earnout contingent on the results of operations of SSI through August 2023. On February 15, 2024, the Company entered into an agreement with the former shareholders of SSI concerning the amount and timing of the contingent earnout included in total consideration related to the acquisition of SSI Acquisition in 2021. The former shareholders were both employed by the Company during 2024. As of March 31, 2025, the outstanding principal amount on the SSI agreement was $280,000.
Indemnification Agreements with our Directors and Officers
We have entered into indemnification agreements with each of our directors and executive officers pursuant to which we have agreed to indemnify such individuals against certain liabilities arising out of service as a director or officer of the Company and its subsidiaries. The indemnification agreements provide our directors and executive officers with contractual rights to the indemnification and expense advancement rights provided under our Amended and Restated Bylaws, as well as contractual rights to additional indemnification as provided in the indemnification agreements.

PROXY STATEMENT	33

Audit Committee Report
With respect to Castellum, Inc.'s ("Castellum" or the "Company") financial reporting process, the management of Castellum is responsible for establishing and maintaining internal controls and preparing consolidated financial statements. Castellum's independent registered public accounting firm, RSM US LLP (“RSM”) is responsible for auditing these financial statements. It is the responsibility of the Audit Committee to oversee these activities. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of Castellum's financial statements. We have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with US GAAP and on the representations of RSM included in its audit of Castellum's consolidated financial statements.
We have reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2024 with Castellum's management and with RSM, including the results of the independent registered public accounting firm's audit of Castellum's financial statements. We have also discussed with RSM all matters required to be discussed by the Standards of the Public Company Accounting Oversight Board ("PCAOB") for communication with audit committees, under which RSM must provide us with additional information regarding the scope and results of its audit of Castellum's consolidated financial statements.
We have also received and reviewed the written disclosures and the letter from RSM required by applicable requirements of the PCAOB regarding RSM's communications with the Audit Committee concerning independence, and have discussed with RSM its independence from Castellum, as well as any relationships that may impact RSM's objectivity and independence.
Based on our review of the matters noted above and our discussions with Castellum's management and independent registered public accountants, we recommended to the Board of Directors that the audited consolidated financial statements be included in Castellum's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the Securities and Exchange Commission.
Members of the Audit Committee:

C. Thomas McMillen, Chair
Mark S. Alarie
John F. Campbell
Bernard S. Champoux

* The material in this Report of the Audit Committee is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference in any of the Company's filings under the Securities Act or the Exchange Act, respectively, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

34	Castellum, Inc.

Compensation, Culture, and People Committee Report
The following Compensation, Culture, and People Committee Report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any of the Company's filings under the Securities Act or the Exchange Act, respectively, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.
The Compensation, Culture, and People Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on the foregoing review and discussions and such other matters the Compensation, Culture, and People Committee deemed relevant and appropriate, the Compensation, Culture, and People Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Members of the Compensation, Culture, and People Committee:

Mark S. Alarie, Chair
John F. Campbell
Bernard S. Champoux

PROXY STATEMENT	35

Nominating and Governance Committee Report
The following Nominating and Governance Committee Report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any of the Company's filings under the Securities Act or the Exchange Act, respectively, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.
The Nominating and Governance Committee has reviewed and discussed the Nominating and Governance Committee Report with management. Based on the foregoing review and discussions and such other matters the Nominating and Governance Committee deemed relevant and appropriate, the Nominating and Governance Committee recommended to the Board that the Nominating and Governance Committee Report be included in this proxy statement.

Members of the Nominating and Governance Committee:

John F. Campbell, Chair
Mark S. Alarie
Bernard S. Champoux
C. Thomas McMillen

36	Castellum, Inc.

Proposal No. 2
Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee of our Board has appointed RSM US LLP ("RSM") as our independent registered public accounting firm for the fiscal year ending December 31, 2025. We are asking our stockholders to ratify the selection of RSM as our independent registered public accounting firm. Although ratification is not required by our Amended and Restated Bylaws or otherwise, we are submitting the election of RSM to our stockholders for ratification as a matter of good corporate practice and because we value our stockholders' views on our independent registered public accounting firm. In the event that our stockholders fail to ratify the selection, the Audit Committee will review its future selection of independent auditors. Even if our stockholders ratify the selection, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of Castellum, Inc. and our stockholders. Representatives of RSM are expected to be present at the 2025 Annual Meeting, and they will have the opportunity to make a statement if they so desire and to respond to appropriate questions.
The following table presents fees for professional audit services and other services provided to Castellum, Inc. by RSM for the fiscal years ended December 31, 2024 and December 31, 2023.

	2024	2023
Audit Fees (1)	$430,616	$379,650
Audit-Related Fees	49,868	-
Tax Fees	215,254	89,560
All Other Fees	79,500	57,500
(1)Audit fees consist of fees billed for professional services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements, and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.
Pre-Approval Policies and Procedures
Pursuant to the Audit Committee Charter, Audit Committee policy and the requirements of law, the Audit Committee pre-approves all audit and permitted non-audit services that may be provided by our independent registered public accounting firm. This pre-approval applies to audit services, audit-related services, tax services, and other services. In some cases, the full Audit Committee provides pre-approval for specific services, subject to a specific dollar threshold. In other cases, the chair of the Audit Committee has the delegated authority from the Audit Committee to pre-approve services up to a specific dollar threshold, and the chairperson then reports such pre-approvals to the full Audit Committee at its next meeting. For the fiscal year ended December 31, 2023, all fees paid to RSM have been approved by the Audit Committee.

The Board recommends a vote "FOR" the ratification of the appointment of RSM as our independent registered public accounting firm for the fiscal year ended December 31, 2025.

PROXY STATEMENT	37

Proposal No. 3
Approve an Amendment to the Castellum, Inc. Amended 2021 Stock Incentive Plan

Proposal Summary
We are asking our stockholders to adopt and approve an amendment (the "Amendment") to the Castellum, Inc. Amended 2021 Stock Incentive Plan (the "Plan") to continue our ability to provide to our non-employee directors, officers, other employees, and certain consultants equity incentive awards that reward their service and performance.
On March 11, 2025, our Board adopted the Amendment to the Plan which increases the aggregate number of shares of common stock available for issuance under the Plan by 3,000,000 to a total of 9,000,000, subject to the approval of the Amendment to the Plan by our stockholders at the 2025 Annual Meeting. Other than the increase in the number of shares of common stock available for issuance under the Plan, there are no other changes to the Plan.
Within this Proposal 3, we refer to the Plan, as amended by the Amendment, as the Amended Plan. The Amended Plan is attached hereto as Exhibit A.
Reasons for the Amended Plan
The Company views its use of stock-based awards as an essential part of the Company’s compensation program and as an important element in achieving the program’s goals of attracting and retaining key employees and directors, providing them with additional incentive to increase the long-term value of the Company, and linking their financial interests with those of the Company’s stockholders. The Company also believes that stock-based awards motivate employees and non-employee directors to create stockholder value because the value they realize from these awards is based in large part on the Company’s common stock price performance.
The Company also uses stock-based awards to compensate certain consultants to the business and the Company believes this is an important element in aligning these consultants and service providers to the goals of the Company. It motivates the consultants and service providers to give a maximum effort to share in the returns for their services.
The increase in the number of the shares available and annual increase in shares under the Amended Plan is to ensure that we have the continued ability to make awards under the Amended Plan. We expect that the requested increase in the number of shares would likely be sufficient to provide Amended Plan awards for at least an additional three years, at which time the Company would seek stockholder approval for the award of any additional shares under the Amended Plan. Expectations regarding future share usage could be impacted by a number of factors such as: (i) the future performance of our stock price; (ii) hiring and promotion activity at the executive level; (iii) the rate at which shares are returned to the Amended Plan reserve upon awards' expiration or forfeiture without the issuance of the underlying shares; (iv) factors involved in acquiring other companies; and (v) other factors. While we believe that the assumptions used are reasonable, future share usage may differ from current expectations.
If stockholder approval of the share increase is not obtained, there will be insufficient shares available under the Amended Plan to make annual awards and to provide grants to new hires in future years. In this event, the Company would be required to revise its compensation philosophy and formulate other cash-based programs to attract, retain, and compensate key employees and non-employee directors. The Company would also have to use cash for some consultants and service providers to achieve its goals.

38	Castellum, Inc.

Effects of the Amendment to the Plan
The Amendment to the Plan reflects the proposed increase of 3,000,000 shares of common stock available for issuance under the Plan from 6,000,000 shares to 9,000,000 shares. As a result of the Amendment to the Plan, there will be an increase in the total number of shares of common stock reserved for issuance under the Amended Plan. This will provide the Company with the ability to grant additional awards than are currently available under the Amended Plan to eligible recipients, including employees, directors, consultants, and advisors.
The issuance in the future of awards under the Amended Plan consisting of full value awards and options to purchase shares of common stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the holders of the currently outstanding shares of common stock. The effective increase in the number of authorized but unissued shares of common stock which may be issued as awards under the Amended Plan may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Company’s amended and restated articles of incorporation or amended and restated bylaws. Holders of the common stock have no preemptive or other subscription rights.
Material Terms of the Plan
The following is a summary of the Plan. It is qualified by reference to the full text of the Plan, which was attached as Exhibit 10.9 to the Form S-1 that we filed with the SEC on September 2, 2022 (File No. 333-267249) and which was declared effective by the SEC on October 12, 2022.
Purpose. The Plan is intended to promote the best interests of the Company and its stockholders by (i) assisting the Company and its affiliates in the recruitment and retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Company's businesses by affording such persons equity participation in the Company, and (iii) associating the interests of such persons with those of the Company and its affiliates and stockholders. Toward these objectives, the Plan provides for the grant of stock options, stock bonus awards, restricted stock awards, stock appreciation rights, restricted stock unit awards, and other stock awards to employees, consultants, and eligible directors, subject to the conditions set forth in the Plan.
Administration. The Plan is administered by the Board or any committee of the Board to which the Board has delegated any responsibility for the implementation, interpretation, or administration of the Plan (the "Committee").
Eligibility. Nonqualified stock options and stock awards may be granted to any eligible person selected by the Board or the Committee. Incentive Stock Options may be granted only to employees of the Company or a parent or subsidiary company.
Common Stock Subject to the Plan. Subject to an adjustment for changes in the Company's capital structure, the maximum aggregate number of shares of common stock that may be (i) issued under the Plan pursuant to the exercise of options, (ii) issued pursuant to stock bonus awards, restricted stock awards and other stock awards, and (iii) covered by stock appreciation rights and restricted stock unit awards is nine million (9,000,000) shares.
Withholding of Taxes. The Company shall have the right, before any certificate for any common stock is delivered, to deduct or withhold from any payment owed to a participant any amount that is necessary in order to satisfy any withholding requirement that the Company believes in good faith is imposed upon it in connection with Federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such common stock, or otherwise require such participant to make provision for payment of any such withholding amount.
Transfer Restrictions and Repurchase Rights. Except for certain exempt transactions, no person who shall have acquired shares of common stock or shall have any right to acquire shares of common stock under the Plan shall sell, assign, pledge or otherwise transfer any such shares of common stock or any right or interest therein (including, without limitation, any Option) (such shares or right or interest therein, collectively, the "Securities"), whether voluntarily, involuntarily, by operation of law, by gift or otherwise, without the prior written consent of the Corporation, evidenced

PROXY STATEMENT	39

by a writing approved by the Board. Transfers exempt from this restriction include: (i) a person’s transfer of any or all Securities held either during such person’s lifetime or on death by will or intestacy (1) to such person’s immediate family, (2) to any custodian or trustee for the account or the benefit of such person or such person’s immediate family, or (3) to any limited partnership or limited liability company with respect to which the ownership interests are wholly owned by the person, members of such person’s immediate family or any trust for the account or benefit of such person or such person’s immediate family; (ii) a person’s bona fide pledge or mortgage of any Securities with a commercial lending institution that creates a mere security interest, provided that any subsequent transfer of such Securities by such institution shall be subject to the terms of the Plan; (iii) a person’s transfer of any or all of such person’s Securities to the Company (or the Company’s assignee); and (iv) a person’s transfer of any or all of such person’s Securities in connection with a transaction subject to a merger, consolidation, assets or other corporate transaction of the Company or in compliance with such person’s obligations under an agreement with the Company compelling the person to sell such Securities.
Shares of common stock acquired under the Plan shall also be subject to such forfeiture conditions, rights of repurchase, rights of first refusal, and other transfer restrictions as the Board or Committee may determine. Such restrictions shall be set forth in the applicable stock option agreement or stock award agreement and, unless otherwise provided in the stock option agreement or stock award agreement, shall apply to any dividends paid with respect to such shares. Such restrictions shall apply in addition to any restrictions otherwise applicable to holders of shares of common stock generally.
Compliance With Law and Approval of Regulatory Bodies. No stock option or stock award shall be exercisable, no common stock shall be issued, no certificates for shares of common stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges or quotation systems on which the Corporation’s shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence common stock when a stock award is granted or for which a stock option or stock award is exercised may bear such legends and statements as the Board or Committee may deem advisable to assure compliance with federal and state laws and regulations. No stock option or stock award shall be exercisable, no stock award shall be granted, no common stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Board or Committee may deem advisable from regulatory bodies having jurisdiction over such matters.
General Provisions. Neither the adoption of the Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall (i) confer upon any individual any right to continue in the employ or service of the Company or an affiliate, (ii) in any way affect any right and power of the Company or an affiliate to change an individual’s duties or terminate the employment or service of any individual at any time with or without assigning a reason therefor, or (iii) except to the extent the Board or Committee grants a stock option or stock award to such individual, confer on any individual the right to participate in the benefits of the Plan.
The proceeds received by the Company from the sale of common stock pursuant to this Plan shall be used for general corporate purposes. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company. It is the intent of the Company that all awards under the Plan that constitute “non-qualified deferred compensation” within the meaning of Internal Revenue Service ("IRS") Code Section 409A will satisfy the requirements of that section, and that all awards under the Plan that can qualify for an exemption from the definition of “non-qualified deferred compensation” under that section, including but not limited to stock options, stock appreciation rights, and restricted stock awards, will do so unless the Board or Committee has determined

40	Castellum, Inc.

otherwise. Accordingly, the terms of the Plan and award agreements shall be interpreted in a manner consistent with IRS Code Section 409A and regulations thereunder.
Amendment and Termination. The Board may amend or terminate this Plan from time to time; provided, however, that stockholder approval shall be required for any amendment that (i) increases the aggregate number of shares of common stock that may be issued under the Plan or (ii) changes the class of employees eligible to receive incentive stock options, except as specifically permitted by the Plan, stock option agreement or stock award agreement or as required to comply with any applicable law, regulation or rule, no amendment shall, without a participant’s consent, adversely affect any rights of such participant under any stock option or stock award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an incentive stock option to become a non-qualified stock option, and any amendment that is required to comply with the rules applicable to incentive stock options, shall not be treated as adversely affecting the rights of the participant. Stockholder approval shall also be required for any amendment if such approval is required by the terms of any applicable law, regulation, or rule, including, without limitation, any stock market or securities on which the common stock is publicly traded. Each such amendment shall be subject to the approval of the stockholders of the Company within twelve (12) months of the date such amendment is adopted by the Board.
Plan Effective Date and Duration. The Plan will become effective upon adoption by the Board, subject to the approval within twelve (12) months by the stockholders holding a majority of the voting power of shares of the Company entitled to vote thereon. Unless previously terminated, the Plan will terminate ten (10) years after the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders, except that stock options and stock awards that are granted under the Plan prior to its termination will continue to be administered under the terms of the Plan until the options and stock awards terminate or are exercised.

The Board recommends a vote "FOR" the amendment to the Castellum, Inc. Amended 2021 Stock Incentive Plan to increase the aggregate shares available for issuance to 9,000,000.

Proposal No. 4
Approve the Adoption of the Castellum, Inc. 2025 Employee Stock Purchase Plan
Proposal Summary
We are asking our stockholders to adopt and approve the Castellum, Inc. 2025 Employee Stock Purchase Plan (the "2025 ESPP") and the reservation by the Board of 3,000,000 shares of the Company's common stock under the 2025 ESPP to provide eligible employees of the Company and its designated subsidiaries with opportunities to purchase shares of the Company's common stock and generally to qualify such common stock for special tax treatment under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

Overview
On March 11, 2025 (the "Board Approval Date") our Board approved the 2025 ESPP, subject to the approval of the stockholders, and reserved 3,000,000 shares of the Company's common stock for issuance under the 2025 ESPP. The 2025 ESPP will become effective on May 28, 2025, subject to stockholder approval of the 2025 ESPP at the 2025 Annual Meeting. If stockholder approval of the 2025 ESPP is not obtained at the 2025 Annual Meeting or within twelve

PROXY STATEMENT	41

months of the Board Approval Date, the 2025 ESPP will not become effective. The purposes and benefits of the 2025 ESPP are described below.
If the 2025 ESPP is approved, it is expected that there will be sufficient shares available under the 2025 ESPP to satisfy our needs under the 2025 ESPP for approximately three years, but the shares of common stock available under the 2025 ESPP could last for a different period of time if actual practice does not match current expectations or our share price changes materially. Based on the closing price per share of our common stock on the NYSE American on April 4, 2025 of $0.94 per share, the aggregate market value as of that date of the 3,000,000 shares of common stock reserved for issuance under the 2025 ESPP was $2,820,000. The 3,000,000 shares of common stock that will be available under the 2025 ESPP, if approved by stockholders, will represent 3.3%% of our 92,086,831 fully-diluted outstanding shares of common stock as of April 4, 2025.
Purpose of the 2025 ESPP
The purpose of the 2025 ESPP is to provide eligible employees of the Company with a means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and to provide an incentive for continued employment. The 2025 ESPP is an important component of the benefits package that we will offer to our employees. We believe that it will be a key factor in retaining existing employees, recruiting, and retaining new employees, and aligning and increasing the interest of all employees in our success.

Description of the 2025 ESPP
The following is a summary of the 2025 ESPP, which is qualified in its entirety by the complete text of the 2025 ESPP attached as Exhibit B to this Proxy Statement. To the extent the description below differs from the 2025 ESPP text in Exhibit B, the text of the 2025 ESPP governs the terms and provisions of the 2025 ESPP. Because some of the Company's executive officers are eligible to participate in the 2025 ESPP, they may be deemed to have a personal interest in the adoption of this proposal. Non-employee directors are not eligible to participate in the 2025 ESPP.
Administration
The 2025 ESPP will be administered by the Compensation, Culture, and People Committee or such other committee as designated by the Board, or the full Board, as applicable. References to the "Committee" in this proposal refer to the Compensation, Culture, and People Committee, or such other committee designated by the Board, or the full Board, as applicable.
Subject to the provisions of the 2025 ESPP, the Committee will determine all of the relevant terms and conditions of purchase rights pursuant to the 2025 ESPP. Any and all interpretations, actions, decisions and determinations taken or made by the Committee in the exercise of its discretion under the 2025 ESPP or any agreement under the 2025 ESPP will be final, binding, and conclusive (except as otherwise provided in the 2025 ESPP). All expenses reasonably incurred by the Company in the administration of the 2025 ESPP will be paid by the Company.

Any officer of the Company will have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the officer has actual authority with respect to such matter, right, obligation, determination, or election.

The Company may, from time to time, consistent with the 2025 ESPP and the requirements of Section 423 of the Internal Revenue Code (the "Code"), establish, change, or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its discretion, for the proper administration of the 2025 ESPP.

Eligibility

42	Castellum, Inc.

Each employee (as defined in the 2025 ESPP) of the Company or any Company subsidiary designated by the Committee in its discretion is eligible to participate in an offering period under the 2025 ESPP, except employees who have been employed by the group of participating companies for a period of less than one month as of the first day of an offering period (unless otherwise determined by the Committee).

However, no employee is eligible to participate in the 2025 ESPP or be granted a purchase right under the 2025 ESPP if, immediately after such grant, that employee would own (with the meaning of Code Section 424(d)) shares, including shares which the Employee may purchase by conversion of convertible securities or under outstanding options granted by the Company, possessing five percent (5%) or more of the total combined voting power or value of all classes of securities of the Company or of any of its subsidiaries.

As of April 4, 2025, the Company and its designated subsidiaries collectively had approximately 247 employees, including three named executive officers, that were eligible to participate in the 2025 ESPP. The basis for participation in the 2025 ESPP is meeting the eligibility requirements and electing to participate.

Offering Periods.

Unless otherwise determined by the Committee, each offering period under the 2025 ESPP will be six months and the purchase date will be the last day of the offering period. If the 2025 ESPP is approved by the stockholders, the first offering period under the 2025 ESPP will commence on the first trading day on or after August 1, 2025 and ending on the last trading day in the six-months ending on January 31, 2026. Thereafter, a new six-month offering period will commence on each subsequent February 1 and August 1, with each such offering period consisting of a single six month-period ending on July 31 and January 31, respectively, except as otherwise provided by the Committee. The Committee shall have the authority to change the frequency and/or duration of the offering periods. No offering period shall have a duration exceeding 27 months.

Participation and Payroll Deductions.

Eligible employees may become participants in the 2025 ESPP by timely completing and submitting an electronic enrollment form and payroll authorization deduction stating an employee’s election to participate in the 2025 ESPP and authorizing payroll deductions. Each participating employee must authorize contributions pursuant to the 2025 ESPP as a whole percentage of the participating employee’s cash compensation. Such payroll deductions generally may not be less than 1% or more than 5% of a participant's cash compensation. The Committee may change the foregoing limits on payroll deductions effective as of the first day of an offering period.

A participant may increase or decrease the rate of payroll deductions only during an open enrollment period or such other times specified by the Committee by filing a new payroll authorization form for payroll deductions, with the new rate to become effective on the first day of the month following the end of the month after receipt of the new payroll authorization form and continuing for the remainder of the offering period unless changed. A participant may increase or decrease the rate of payroll deductions for any future offering period by completing a new subscription agreement prior to the beginning of such offering period.

Once an employee becomes a participant in an offering period, then such participant will automatically participate in each subsequent offering period commencing immediately following the last day of such prior offering period provided that the participant remains an eligible employee on the first day of the new offering period and has not either withdrawn from the 2025 ESPP, terminated employment, or otherwise ceased to be an eligible employee as provided in the 2025 ESPP.

Each eligible employee who has timely elected to participate in the 2025 ESPP is automatically granted an option to purchase that whole number of shares of common stock (a “Purchase Right”), on the first day of each offering period.

If the number of shares of common stock that might be purchased by all participants on a purchase date exceeds the number of shares of common stock available in the 2025 ESPP or the maximum aggregate number of shares of common stock that may be purchased on such purchase date pursuant to a limit established by the Committee, the Company will make a pro-rata allocation of the shares available in as uniform a manner as practicable and as the Company determines to be equitable. Any fractional share resulting from such pro rata allocation to any participant will be disregarded.

PROXY STATEMENT	43

Participant Accounts.

Unless otherwise required by law, the Company may use all payroll deductions received or held by it under the 2025 ESPP for any corporate purpose, and the Company will not be required to segregate participant payroll deductions. Until shares are issued, participants will only have the rights of an unsecured creditor. Participants exercising purchase rights will generally receive, or have access to, promptly after the end of each purchase period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the purchase price, the date of purchase, and the remaining cash balance, if any, refunded or carried forward to the next purchase period or offering period, as the case may be. In addition, each participant will be provided information concerning the Company equivalent to that information provided generally to the Company’s stockholders.

Purchase of Common Stock.

On each purchase date of an offering period, so long as the 2025 ESPP remains in effect and provided that a participant has not withdrawn from the 2025 ESPP and the participant’s participation in the offering has not otherwise terminated before such purchase date, each participant as of such purchase date will automatically acquire the whole number of shares of common stock determined by dividing (1) the total amount of the participant’s payroll deductions accumulated in the participant’s account during the offering period and not previously applied toward the purchase of common stock by (2) the purchase price, subject to the limitations described in the 2025 ESPP.

Unless otherwise determined by the Committee, the purchase price will be 85% of the fair market value, as defined in the 2025 ESPP, of the common stock on the purchase date, provided that in no event may the purchase price be less than 85% of the lesser of (1) the fair market value of the common stock on the first day of the offering period and (2) the fair market value of the common stock on the purchase date.

No participant will be granted a purchase right that permits his or her right to purchase common stock under the 2025 ESPP to accrue at a rate that, when aggregated with such participant’s rights to purchase shares under all other employee stock purchase plans of a participating company intended to meet the requirements of Section 423 of the Code, exceeds $25,000 in fair market value (or such other limit, if any, as may be imposed by the Code) for each calendar year in which the purchase right is outstanding at any time.

As promptly as practicable after the purchase date, the Company will issue shares for the participant’s benefit representing the shares purchased upon exercise of his or her purchase right. Any cash balance remaining in a participant’s account following a purchase date will be refunded to the participant as soon as practicable after such purchase date. However, if the cash balance to be returned to a participant is less than the amount that would have been necessary to purchase an additional whole share of common stock on the purchase date, the Company may retain the cash balance in the participant’s account to be applied toward the purchase of shares of Common Stock in the subsequent purchase period or offering period.

Transferability.

Neither payroll deductions credited to a participant’s account nor any purchase rights may be assigned, transferred, pledged or otherwise disposed of in any way by the participant other than as provided by the 2025 ESPP or by will or the laws of descent and distribution. Any attempt at assignment, transfer, pledge, or other disposition will be void and without effect, except that the Company may treat such act as an election to withdraw from the 2025 ESPP.

Withdrawal and Termination of Employment.

A participant may withdraw from an offering period under the 2025 ESPP pursuant to a method specified by the Company. Upon withdrawal from the 2025 ESPP, the accumulated payroll deductions that have not been applied toward the purchase of shares of common stock will be returned to the withdrawn participant as soon as practicable after the withdrawal, without interest (unless otherwise required by applicable law), and his or her interest in the 2025 ESPP and the offering will terminate. Notwithstanding the foregoing, if a participant's employment is terminated within thirty (30) days prior to the purchase date in an offering period then in progress, his or her option for the purchase of shares will be exercised on such purchase date as if the participant were still employed by the Company. Following the purchase of shares on such purchase date, the participant's plan participation shall terminate and all remaining amounts credit to the participants account shall be paid to the participant or, in the case of death, to the participant's heirs or estate, without interest.

44	Castellum, Inc.

Termination of a participant’s employment for any reason (determined in accordance with Section 423 of the Code), including (but not limited to) retirement, death, disability, or the failure of a participant to remain eligible to participate in the 2025 ESPP, will immediately terminate his or her participation in the 2025 ESPP.

In the event a participant’s interest in the 2025 ESPP is terminated by withdrawal, termination of employment or otherwise, or in the event the 2025 ESPP is terminated by the Board, the Company will deliver to the participant (or in the case of the participant’s death, to his or her legal representative) all accumulated payroll deductions credited to such participant’s account. No interest will accrue on the payroll deductions of a participant in the 2025 ESPP or otherwise be credited to the participant’s 2025 ESPP account, unless otherwise required by law.

Change in Control.

In the event of a change in control, as defined in the 2025 ESPP, the Board (or the Committee) may provide for any of, or a combination of any of, the following: (1) each purchase right will be assumed or an equivalent purchase right will be substituted by the successor entity or parent or subsidiary of such successor entity; (2) a date selected by the Board (or the Committee) on or before the date of consummation of such change in control will be treated as a purchase date and all outstanding purchase rights will be exercised on such date; (3) all outstanding purchase rights will terminate and the accumulated payroll deductions will be refunded to each participant upon or immediately prior to the change in control; or (4) outstanding purchase rights will continue unchanged.

Authorized Shares.

Subject to adjustment as provided in the 2025 ESPP, the maximum aggregate number of shares of common stock that may be issued under the 2025 ESPP is 3,000,000 and will consist of authorized but unissued or reacquired shares of common stock, shares of common stock purchased on the open market, or any combination thereof.

Subject to the requirements of Section 424 of the Code to the extent applicable, in the event of any change in capitalization of the Company or other extraordinary transactions or events, appropriate and proportionate adjustments will be made in the number and kind of shares subject to the 2025 ESPP, the limit on the shares which may be purchased by any participant during an offering and each purchase right, and in the purchase price, in order to prevent dilution or enlargement of participants’ rights under the 2025 ESPP.

Amendment or Termination.

The 2025 ESPP will continue in effect until the earliest of its termination by the Board or the issuance of all shares of common stock available for issuance under the 2025 ESPP.

The Committee may at any time amend, suspend or terminate the 2025 ESPP, except that, without approval of the shareholders, no such amendment shall increase the number of shares subject to the 2025 ESPP, other than an adjustment in the event of any change in capitalization of the Company or other extraordinary transactions or events. In addition, an amendment to the 2025 ESPP must be approved by the stockholders of the Company within 12 months of the adoption of the amendment if the amendment would authorize the sale of more shares than are then authorized for issuance under the 2025 ESPP.

Securities Laws Requirements.

No option granted under the 2025 ESPP may be exercised unless the shares to be issued under such exercise are covered by an effective registration statement pursuant to the U.S. Securities Act of 1933, as amended. If on a purchase date in any offering period hereunder, the shares granted under the 2025 ESPP are not so registered or in compliance, options granted under the 2025 ESPP shall not be exercised on the purchase date and the purchase date shall be delayed until the 2025 ESPP is subject to an effective registration statement, except that the purchase date shall not be delayed more than twelve (12) months and the purchase date shall in no event be more than twenty-seven months from the offering date. If on the purchase date of any offering, as delayed to the maximum extent possible, the 2025 ESPP is not registered and in compliance, options granted under the 2025 ESPP shall not be exercised and all payroll deductions accumulated during the offering period, if any, shall be returned to the participants.

PROXY STATEMENT	45

Federal Tax Consequences.

The 2025 ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Under the Code, no taxable income should be recognized by a participant with respect to shares purchased under the 2025 ESPP either at the time of enrollment or at any purchase date within an offering period.

If a participant disposes of shares purchased pursuant to the 2025 ESPP more than two years from the applicable grant date, and more than one year from the applicable purchase date, the participant will recognize ordinary compensation income equal to the lesser of (1) the excess of the fair market value of the shares at the time of disposition over the purchase price, or (2) the excess of the fair market value of the shares as of the grant date over the purchase price (determined assuming purchase on the grant date). Any gain on the disposition in excess of the amount treated as ordinary compensation income will be long-term capital gain.

The Company is not entitled to take a deduction for the amount of the discount in the circumstances indicated above.

If the participant disposes of shares purchased pursuant to the 2025 ESPP within two years after the grant date or one year after the purchase date, the employee will recognize ordinary compensation income on the excess of the fair market value of the stock on the purchase date over the purchase price. Any difference between the sale price of the shares and the fair market value on the purchase date will be capital gain or loss. The Company is entitled to a deduction from income equal to the amount the employee is required to report as ordinary compensation income.

The federal income tax rules relating to employee stock purchase plans qualifying under Section 423 of the Code are complex. Therefore, the foregoing outline is intended to summarize only certain major federal income tax rules concerning qualified employee stock purchase plans.

New Plan Benefits.

Because benefits under the 2025 ESPP will depend on employees’ elections to participate and the fair market value of the common stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the 2025 ESPP is approved by the stockholders.

The Board recommends a vote "FOR" the adoption and approval of the Castellum, Inc. 2025 Employee Stock Purchase Plan.

46	Castellum, Inc.

Availability of Annual Report on Form 10-K
Stockholders can access our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 on our website at http://www.castellumus.com under the section "Financials." Alternatively, stockholders can request a paper copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 by writing to: Castellum, Inc., 1934 Old Gallows Road, Suite 350, Vienna, VA 22182. Attention: Corporate Secretary.
Frequently Asked Questions and Answers
Why am I receiving these materials?
The Board of Castellum, Inc.. is making these proxy materials available to you on the Internet or, upon your request, by delivering printed versions of these materials to you by mail, in connection with the solicitation of proxies for use at our 2025 Annual Meeting of Stockholders (the "Annual Meeting"), or at any adjournment or postponement of the Annual Meeting. The Annual Meeting will occur on May 28, 2025 at 10:00 a.m. (Eastern Time) at the offices of Pillsbury Winthrop Shaw Pittman LLP, located at 7900 Tysons One Place, Suite 500, Tysons, VA 22102.
What is included in these materials?
These materials include this Proxy Statement for the 2025 Annual Meeting, our Annual Report on Form 10-K for the year ended December 31, 2025 and the proxy card. We are first making these materials available to you on the Internet on or about April 11, 2025.
What is the purpose of the Annual Meeting?
For stockholders to vote on the following proposals to:
1.Elect the six (6) director nominees named in the Proxy Statement to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify;
2.Ratify the appointment of RSM as our independent registered public accounting firm for the fiscal year ended December 31, 2025 ;
3.Approve an amendment to the Castellum, Inc. Amended 2021 Stock Incentive Plan to increase the aggregate number of shares reserved for issuance under the plan to 9,000,000;
4.Approve the adoption of the Castellum, Inc. 2025 Employee Stock Purchase Plan; and
5.To transact any other business as may properly come before the 2025 Annual Meeting or at any adjournment or postponement thereof.
How does the Board recommend I vote on these proposals?
The Board recommends that you vote:
•"FOR" the election of the six (6) director nominees;
•"FOR" the ratification of the appointment of RSM as our independent registered public accounting firm for the fiscal year ended December 31, 2025;
•"FOR" the approval of an amendment to the Castellum, Inc. Amended 2021 Stock Incentive Plan to increase the aggregate number of shares reserved for issuance under the plan to 9,000,000; and
•"FOR" the adoption of the Castellum, Inc. 2025 Employee Stock Purchase Plan.

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Questions and Answers
Who is entitled to vote at the Annual Meeting?
Holders of our common stock, Series A preferred stock, and Series C preferred stock as of the close of business on March 21, 2025, the record date, may vote at the 2025 Annual Meeting. The holders of common stock, the Series A preferred stock, and Series C preferred stock shall vote together as a single class.
As of the record date, there were 84,891,874 shares of our common stock outstanding. Each share of common stock is entitled to one vote. The holders of our Series A preferred stock and Series C preferred stock are entitled to vote on an as-converted basis. As of the record date, there were 5,875,000 shares of Series A preferred stock and 570,000 shares of Series C preferred stock outstanding. The Series A preferred stock is convertible into .10 of a share of common stock, or 587,500 shares of common stock, and the Series C preferred stock is convertible into 0.625 of a share of common stock, or 356,250 shares of common stock.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered directly in your name with our transfer agent, Nevada Agency and Transfer Company, you are considered the stockholder of record with respect to those shares, and the Notice of Internet Availability of Proxy Materials was sent directly to you by us. As a stockholder of record, you may vote your shares in person at the 2025 Annual Meeting or by proxy as described below.
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in street name. The notice and, upon your request, the proxy materials were forwarded to you by your broker, bank, or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker, or other nominee on how to vote your shares by following their instructions for voting.
How can I vote my shares?
If you are a stockholder of record, you may vote:
•Via the Internet. You may vote by proxy via the Internet by following the instructions found on the proxy card.
•By Telephone. You may vote by proxy by calling the toll-free number found on the proxy card.
•By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided.
•In Person. You may vote in person at the 2025 Annual Meeting. You must request a ballot when you arrive.
Internet and telephone voting will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on Tuesday, May 27, 2025.
If you are a beneficial owner of shares held in street name, you should have received from your bank, broker, or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a "voting instruction form" sent by the broker, bank, or other nominee. Please follow their instructions carefully. Beneficial owners generally may vote:
•Via the Internet. You may vote by proxy via the Internet by following the instructions on the voting instruction form provided to you by your broker, bank, or other nominee.
•By Telephone. You may vote by proxy by calling the toll-free number found on the voting instruction form provided to you by your broker, bank, or other nominee.
•By Mail. You may vote by proxy by filling out the voting instruction form and returning it in the envelope provided to you by your broker, bank, or other nominee .

48	Castellum, Inc.

Questions and Answers
•In Person. If you wish to vote in person, you must obtain a legal proxy from the organization that holds your shares. Please contact that organization for instructions on how to obtain a legal proxy to you from your broker, bank, or other nominee.
If you received more than one Notice of Internet Availability of Proxy Materials or proxy card, then you hold shares of Castellum's common stock in more than one account. You should vote via the Internet, by telephone, by mail, or in person for all shares held in each of your accounts.
If I submit a proxy, how will it be voted?
When proxies are properly signed, dated, and returned, the shares represented by the proxies will be voted in accordance with the instructions of the stockholder. If no specific instructions are given, you give authority to Glen R. Ives and Jay O. Wright to vote the shares in accordance with the recommendations of our Board as described above. If any director nominee is not able to serve, proxies will be voted in favor of the other nominee and may be voted for a substitute nominee, unless our Board chooses to reduce the number of directors serving on our Board. If any matters not described in this Proxy Statement are properly presented at the 2025 Annual Meeting, then the proxy holders will use their own judgment to determine how to vote the shares. If the 2025 Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy.
Can I change my vote or revoke my proxy?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy before it is exercised by:
•Written notice to our Corporate Secretary;
•Timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or on the Internet; or
•Voting in person at the 2025 Annual Meeting.
If you are a beneficial owner of shares held in street name, you should follow the instructions of your bank, broker, or other nominee to change or revoke your voting instructions. You may also vote in person at the 2025 Annual Meeting if you obtain a legal proxy as described above.
Can I attend the 2025 Annual Meeting?
You are invited to attend the 2025 Annual Meeting if you are a registered stockholder or a beneficial owner as of the record date or if you hold a valid proxy for the 2025 Annual Meeting. In order to enter the 2025 Annual Meeting, you must be prepared to present photo identification acceptable to us, such as a valid driver's license or passport. If you are a beneficial owner, you will need to provide proof of beneficial ownership on the record date, such as a recent account statement showing your ownership, a copy of the voting instruction card provided by your broker, trustee, or nominee, or other similar evidence of ownership.
What constitutes a quorum at the 2025 Annual Meeting?
The presence, in person or by proxy, of the holders of at least 50% of the outstanding shares of stock entitled to vote at the 2025 Annual Meeting must be present or represented to conduct business at the 2025 Annual Meeting. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or Internet, or if you attend the 2025 Annual Meeting.
Abstentions and withhold votes are counted as "shares present" at the 2025 Annual Meeting for purposes of determining whether a quorum exists. Proxies submitted by banks, brokers, or other holders of record holding shares for you as a beneficial owner that do not indicate a vote for some of or all the proposals because that holder does not have voting authority and has not received voting instructions from you (so-called "broker non-votes") are also considered "shares present" for purposes of determining whether a quorum exists. If you are a beneficial owner, these holders are permitted to vote your shares on the ratification of the appointment of our independent registered public accounting firm, even if they do not receive voting instructions from you.

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Questions and Answers
What is the voting requirement to approve each of the proposals?
Provided that there is a quorum, the voting requirements are as follows:

Proposal	Vote Required	Broker Discretionary Voting Allowed?
Election of directors.	Plurality of votes cast	No
Ratification of appointment of independent registered public accounting firm.	Majority of votes cast	Yes
Approve an amendment to the Castellum, Inc. Amended 2021 Stock Incentive Plan to increase the aggregate number of shares reserved for issuance under the plan to 9,000,000.	Majority of votes cast	Yes
Approve the adoption of the Castellum, Inc. 2025 Employee Purchase Plan.	Majority of votes cast	Yes
What is the impact of abstentions, withhold votes, and broker non-votes?
Abstentions, withheld votes, and broker non-votes are considered "shares present" for the purpose of determining whether a quorum exists, but will not be considered votes properly cast at the 2025 Annual Meeting and will have no effect on the outcome of the vote for each of the proposals. Under the rules of the NYSE American LLC, without voting instructions from beneficial owners, brokers will have discretion to vote on the ratification of the appointment of the independent registered public accounting firm and the approval of an amendment to increase the shares available for issuance under the Castellum, Inc. Amended 2021 Stock Incentive Plan and to approve the adoption of the Castellum, Inc. 2025 Employee Purchase Plan, but not on the election of directors. Therefore, in order for your voice to be heard, it is important that you vote.
Who pays for the cost of this proxy solicitation?
We will pay all the costs of preparing, mailing, and soliciting the proxies. We will ask brokers, banks, voting trustees, and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of our common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers, and employees may solicit proxies in person, by telephone, or otherwise. These individuals will not be specially compensated.
Where can I find the voting results of the 2025 Annual Meeting?
We will announce preliminary voting results, and if available, final voting results at the 2025 Annual Meeting.
Why did I receive a Notice of Internet Availability of Proxy Materials rather than a full set of proxy materials?
In accordance with the SEC rules, we have elected to furnish our proxy materials, including this Proxy Statement and the Annual Report, primarily via the Internet rather than by mailing the materials to stockholders. The Notice of Internet Availability of Proxy Materials provides instructions on how to access our proxy materials on the Internet, how to vote, and how to request printed copies of the proxy materials. Stockholders may request to receive future proxy materials in printed form by following the instructions contained in the Notice of Internet Availability of Proxy Materials. We encourage stockholders to take advantage of the proxy materials on the Internet to reduce the costs and environmental impact of our 2025 Annual Meeting.
How can I obtain Castellum's Form 10-K and other financial information?
Stockholders can access our Annual Report, which includes our Form 10-K and other financial information, on our website at http://www.castellumus.com under the caption "Investors" or from the SEC website www.sec.gov. Alternatively, stockholders can request a paper copy of the Annual Report by writing to: Castellum, Inc., 1934 Old Gallows Road, Suite 350, Vienna, VA 22182. Attention: Corporate Secretary.

50	Castellum, Inc.

Questions and Answers
How do I submit a stockholder proposal for consideration at next year's annual meeting of stockholders?
Stockholders interested in presenting a proposal for inclusion in the proxy statement for the 2026 Annual Meeting of Stockholders may do so by following the procedures in Rule 14a-8 and Rule 14a-11 under the Exchange Act. To be eligible for inclusion, stockholder proposals must be received at 1934 Old Gallows Road, Suite 350, Vienna, VA 22182, Attention: Corporate Secretary, by December 12, 2025 which is 120 calendars days before the anniversary date of the date the Company's proxy statement was released in connection with the previous year's annual meeting.

Additionally, as detailed in our Amended and Restated Bylaws, to bring a proposal other than the nomination of a director before an annual meeting of stockholders, your notice of proposal must be delivered to or mailed and received at the address set forth above on or after February 28, 2026, but not later than March 29, 2026, and include all the information required by our Amended and Restated Bylaws and any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act. In the event that the date of our annual meeting of stockholders is changed by more than 30 days from the date contemplated in this year’s proxy statement, stockholder proposals must be delivered not earlier than the 90th day prior to the annual meeting and not later than the close of business on the later of the 60th day prior to the anniversary of the annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made.
How do I recommend a director nominee?
Stockholders interested in nominating an individual for election as director at the 2026 Annual Meeting of Stockholders may do so by sending their written nomination to: Castellum, Inc., 1934 Old Gallows Road, Suite 350, Vienna, VA 22182. Attention: Corporate Secretary, on or after February 28, 2026, but no later than March 29, 2026. In the event that the date of our annual meeting of stockholders is changed by more than 30 days from the date contemplated in this year’s proxy statement, stockholder nominations must be delivered not earlier than the 90th day prior to the annual meeting and not later than the close of business on the later of the 60th day prior to the anniversary of the annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made.

As detailed in our Amended and Restated Bylaws, for a nomination to be properly brought before an annual meeting, your notice of nomination must include all the information required by our Amended and Restated Bylaws and any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act. At the request of the Board, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide notice that sets for the information required by Rule 14a-19 under the Exchange Act no later than March 29, 2026. However, if the 2026 annual meeting of stockholders is held more than 30 days before or after the anniversary of the 2025 annual meeting of stockholders, then such notice and the information required thereunder must be received by the later of 60 days prior to the date of the 2026 annual meeting of stockholders or the 10th day following the day on which we first publicly announce the date of the 2026 annual meeting of stockholders.

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Other Business
Our Board does not know of any other matters to be presented at the 2025 Annual Meeting. If any additional matters are properly presented at the 2025 Annual Meeting, the persons named in the proxy card will have discretion to vote the shares represented by proxy in accordance with their own judgment on such matters.
It is important that your shares be represented at the 2025 Annual Meeting, regardless of the number of shares that you hold. We urge you to vote by telephone, by Internet, or by executing and returning the proxy card at your earliest convenience.

52	Castellum, Inc.

EXHIBIT "A"
CASTELLUM, INC. SECOND AMENDED 2021 STOCK INCENTIVE PLAN

1. Purpose
The Castellum, Inc. Second Amended 2021 Stock Incentive Plan, is intended to promote the best interests of Castellum, Inc. (the “Corporation”) and its stockholders by (i) assisting the Corporation and its Affiliates in the recruitment and retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Corporation’s businesses by affording such persons equity participation in the Corporation and (iii) associating the interests of such persons with those of the Corporation and its affiliates and stockholders.

2. Definitions
As used in this Plan the following definitions shall apply:
a. “Affiliate” means (i) any Subsidiary, (ii) any Parent, (iii) any entity (including, without limitation, a corporation, partnership or limited liability company) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Corporation or one of its Affiliates, (iv) any entity (including, without limitation, a corporation, partnership or limited liability company) which directly or indirectly controls fifty percent (50%) or more (whether by ownership of stock, assets or equivalent ownership interest or voting interest) of the Corporation or one of its Affiliates, and (v) any other entity in which the Corporation or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee. However, for purposes of granting Options or Stock Appreciation Rights, an entity shall not be treated as an Affiliate unless the Corporation holds a “controlling interest” in such entity, where the term “controlling interest” has the meaning provided in Treasury Regulation section 1.414(c)-2(b)(2)(i), provided that the language “at least 50 percent” is used instead of “at least 80 percent” in Treasury Regulation Section 1.414(c)-2(b)(2)(i), and, provided further, that where the granting to such Participant of Options or Stock Appreciation Rights with respect to the Common Stock is based upon a legitimate business criteria, the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).
b. “Board” means the Board of Directors of the Corporation.
c. “Cause” means (i) in the case where the Participant does not have an employment agreement, consulting agreement or similar agreement in effect with the Corporation or its Affiliate at the time of grant of the Option or Stock Award or where there is such an agreement but it does not define “cause” (or words of like import), conduct related to the Participant’s service to the Corporation or an Affiliate for which either criminal or civil penalties against the Participant may be sought, misconduct, insubordination, material violation of the Corporation’s or its Affiliate’s policies, disclosing or misusing any confidential information or material concerning the Corporation or an Affiliate or material breach of any employment agreement, consulting agreement or similar agreement, or (ii) in the case where the Participant has an employment agreement, consulting agreement or similar agreement in effect with the Corporation or its Affiliate at the time of grant of the Option or Stock Award that defines a termination for “cause” (or words of like import), “cause” as defined in such agreement; provided, however, that with regard to any agreement that defines “cause” on occurrence of or in connection with change of control, such definition of “cause” shall not apply until a change of control actually occurs and then only with regard to a termination thereafter. Notwithstanding the foregoing, in the case of an award which is intended to comply with Section 25102(o) of the California Corporations Code, such event must also constitute “cause” under applicable law.
d. “Code” means the Internal Revenue Code of 1986, and any amendments thereto.
e. “Committee” means the Board or any Committee of the Board to which the Board has delegated any responsibility for the implementation, interpretation or administration of the Plan.
f. “Common Stock” means the common stock, $0.0001 par value, of the Corporation.
g. “Consultant” means (i) any person performing consulting or advisory services for the Corporation or any Affiliate, or (ii) a director of an Affiliate.

h. “Continuous Service” means that the Participant’s service with the Corporation or an Affiliate, whether as an employee, Director or Consultant, is not interrupted or terminated. A Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Corporation or an Affiliate as an employee, Director or Consultant or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. The Participant’s Continuous Service shall be deemed to have terminated either upon an actual termination or upon the entity for which the Participant is performing services ceasing to be an Affiliate of the Corporation. The Committee shall determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Corporation, including sick leave, military leave or any other personal leave. Except to the extent determined otherwise by the Committee or pursuant to the terms of the Participant’s leave of absence, vesting shall be tolled during the period of an unpaid leave of absence (except to the extent such vesting is required by law to be credited upon the Participant’s return to Continuous Service, in which case vesting credit shall be received upon such return). Whether a termination of Continuous Service shall have occurred for purposes of the Plan shall be determined by the Committee, which determination shall be final, binding and conclusive. In the event that any award under the Plan is treated as nonqualified deferred compensation subject to the provisions of Section 409A of the Code, a payment event by reason of a termination of Continuous Service shall, if necessary to comply with Section 409A of the Code, occur with respect to such award only if such termination of Continuous Service also qualifies as a separation from service within the meaning of Section 409A of the Code.
i. “Corporation” means Castellum, Inc., a Nevada corporation.
j. “Corporation Law” means the general corporation law of the jurisdiction of incorporation of the Corporation.
k. “Director” means a member of the Board.
l. “Disability” shall, except as otherwise provided in an award agreement, have the meaning provided for in Section 22(e)(3) of the Code or any successor statute thereto. In the event that any award under the Plan is treated as nonqualified deferred compensation subject to the provisions of Section 409A of the Code, a payment event by reason of a Disability shall, if necessary to comply with Section 409A of the Code, occur with respect to such award only if such Disability also qualifies the Participant as disabled within the meaning of Section 409A(a)(2)(C) of the Code.
m. “Eligible Person” means an employee of the Corporation or an Affiliate (including an entity that becomes an Affiliate after the adoption of this Plan), a Director or a Consultant to the Corporation or an Affiliate (including an entity that becomes an Affiliate after the adoption of this Plan) .
n. “Exchange Act” means the Securities Exchange Act of 1934, as amended.
o. “Fair Market Value” means, on any given date, the current fair market value of the shares of Common Stock determined as follows:
(i) If the Common Stock is traded on The NASDAQ Stock Market or is listed on a national securities exchange, the closing price for the day of determination as quoted on such market or exchange which is the primary market or exchange for trading of the Common Stock or if no trading occurs on such date, the last day on which trading occurred, or such other appropriate date as determined by the Committee in its discretion, as reported in The Wall Street Journal or such other source as the Committee deems reliable;
(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and the low asked prices for the Common Stock for the day of determination; or
(iii) In the absence of an established market for the Common Stock, Fair Market Value shall be determined by the Committee in good faith; provided that Fair Market Value shall be determined in accordance with Section 422 of the Code or Section 409A of the Code, as appropriate, and the regulations and guidance thereunder.
p. “Immediate Family Member” shall mean a person’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships.

PROXY STATEMENT	2

q. “Incentive Stock Option” means an Option (or portion thereof) intended to qualify for special tax treatment under Section 422 of the Code.
r. “Listing Date” means the date on which the Corporation has a class of equity securities registered under Section 12 of the Securities Act.
s. “Nonqualified Stock Option” means an Option (or portion thereof) which is not intended or does not for any reason qualify as an Incentive Stock Option.
t. “Option” means any option to purchase shares of Common Stock granted under this Plan.
u. “Other Stock Award” means an award that is based in whole or in part by reference to Common Stock under Section 7.E.
v. “Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each of the corporations (other than the Corporation) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.
w. “Participant” means an Eligible Person who is selected by the Committee to receive an Option or a Stock Award and is party to a Stock Option Agreement or Stock Award Agreement required by the terms of such Option or Stock Award.
x. “Plan” means this Castellum, Inc. Second Amended 2021 Stock Incentive Plan.
y. “Restricted Stock Award” means an award of Common Stock under Section 7.B.
z. “Restricted Stock Unit” means an award of an unfunded and unsecured right to receive shares of Common Stock (or cash or a combination of shares and cash, as determined in the sole discretion of the Committee) upon settlement of the award under Section 7.D.
aa. “Securities Act” means the Securities Act of 1933 as amended.
ab. “Stock Appreciation Right” means an award of a right of the Participant under Section 7.C. to receive a payment based on the increase in the Fair Market Value of the shares of Common Stock covered by the award.
ac. “Stock Award” means a Stock Bonus Award, Restricted Stock Award, Stock Appreciation Right, Restricted Stock Unit Award or Other Stock Award.
ad. “Stock Award Agreement” means an agreement (written or electronic) between the Corporation and a Participant setting forth the specific terms and conditions of a Stock Award granted to the Participant under Section 7. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan and shall include such terms and conditions as the Committee shall authorize.
ae. “Stock Bonus Award” means an award of Common Stock under Section 7.A.
af. “Stock Option Agreement” means an agreement (written or electronic) between the Corporation and a Participant setting forth the specific terms and conditions of an Option granted to the Participant. Each Stock Option Agreement shall be subject to the terms and conditions of the Plan and shall include such terms and conditions as the Committee shall authorize.
ag. “Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.
ah. “Ten Percent Owner” means any Eligible Person owning at the time an Option is granted more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of a Parent or Subsidiary. An individual shall, in accordance with Section 424(d) of the Code, be considered to own any voting stock owned (directly or indirectly) by or for his brothers, sisters, spouse, ancestors and lineal descendants and any

PROXY STATEMENT	3

voting stock owned (directly or indirectly) by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries.

3. Administration
a. Delegation of Administration. The Board shall be the sole Committee of the Plan unless the Board delegates all or any portion of its authority to administer the Plan to another Committee. To the extent not prohibited by the charter or bylaws of the Corporation, the Board may delegate all or a portion of its authority to administer the Plan to a committee of the Board appointed by the Board and constituted in compliance with the Corporation Law. If permitted by the Corporation Law, and not prohibited by the charter or bylaws of the Corporation, the Board may also delegate all or a portion of its authority to administer the Plan to an officer or officers of the Corporation designated by the Board.
b. Powers of the Committee. Subject to the provisions of the Plan, and, in the case of a Committee appointed by the Board, the specific duties delegated to such Committee, the Committee shall have the authority to implement, interpret and administer the Plan. Such authority shall include, without limitation, the authority:
(i) To construe and interpret all provisions of this Plan and all Stock Option Agreements and Stock Award Agreements under this Plan.
(ii) To determine the Fair Market Value of Common Stock.
(iii) To select the Eligible Persons to whom Options or Stock Awards, are granted from time to time hereunder.
(iv) To determine the number of shares of Common Stock covered by an Option or Stock Award; determine whether an Option shall be an Incentive Stock Option or Nonqualified Stock Option; and determine such other terms and conditions, not inconsistent with the terms of the Plan, of each such Option or Stock Award. Such terms and conditions include, but are not limited to, the exercise price of an Option, purchase price of Common Stock subject to a Stock Award, the time or times when Options or Stock Awards may be exercised or Common Stock issued thereunder, the right of the Corporation to repurchase Common Stock issued pursuant to the exercise of an Option or a Stock Award and other restrictions or limitations (in addition to those contained in the Plan) on the forfeitability or transferability of Options, Stock Awards or Common Stock issued upon exercise of an Option or pursuant to a Stock Award. Such terms may include conditions as shall be determined by the Committee and need not be uniform with respect to Participants.
(v) To accelerate the time at which any Option or Stock Award may be exercised, or the time at which a Stock Award or Common Stock issued under the Plan may become transferable or nonforfeitable.
(vi) To amend, cancel, extend, renew, accept the surrender of, modify or accelerate the vesting of or lapse of restrictions on all or any portion of an outstanding Option or Stock Award and to reduce the exercise price of any Option. Except as specifically permitted by the Plan, the Stock Option Agreement or Stock Award Agreement or as required to comply with applicable law, regulation or rule, no amendment, cancellation or modification shall, without a Participant’s consent, adversely affect any rights of the Participant; provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Nonqualified Stock Option, and any amendment or modification that is required to comply with the rules applicable to Incentive Stock Options, shall not be treated as adversely affecting the rights of the Participant.
(vii) To prescribe the form of Stock Option Agreements and Stock Award Agreements; to adopt policies and procedures for the exercise of Options or Stock Awards, including the satisfaction of withholding obligations; to adopt, amend, and rescind policies and procedures pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan.
The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee; provided that a Committee of the Board may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.
c. Administration When Common Stock is Publicly Traded. On and following the Listing Date the Committee authorized by the Board to administer the Plan shall, if so determined by the Board, consist of solely two (2) or more Non-Employee Directors (within the meaning of Rule 16b-3 under the Exchange Act); provided that the

PROXY STATEMENT	4

Board may delegate administrative authority with respect to Eligible Persons who are not subject to Section 16 of the Exchange Act to a committee of other than Non-Employee Directors.
4. Eligibility
a. Eligibility for Awards. Nonqualified Stock Options and Stock Awards may be granted to any Eligible Person selected by the Committee. Incentive Stock Options may be granted only to employees of the Corporation or a Parent or Subsidiary.
b. Eligibility of Consultants. A Consultant shall be an Eligible Person only if the offer or sale of the Corporation’s securities would be exempt from registration under Rule 701 under the Securities Act prior to the date the Corporation is required to file reports under Section 13 or 15(d) of the Exchange Act, or eligible for registration on Form S-8 Registration Statement, on and following the date the Corporation is required to file reports under Section 13 or 15(d) of the Exchange Act, because, in either case, of the identity and nature of the service provided by such person, unless the Corporation determines that an offer or sale of the Corporation’s securities to such person will satisfy another exemption from the registration under the Securities Act and complies with the securities laws of all other jurisdictions applicable to such offer or sale.
c. Substitution Awards. The Committee may make Stock Awards and may grant Options under the Plan by assumption, substitution or replacement of performance shares, phantom shares, stock awards, stock options, stock appreciation rights or similar awards granted by another entity (including an Affiliate), if such assumption, substitution or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation or similar transaction involving the Corporation (and/or its Affiliate) and such other entity (and/or its affiliate). Notwithstanding any provision of the Plan (other than the maximum number of shares of Common Stock that may be issued under the Plan), the terms of such assumed, substituted or replaced Stock Awards or Options shall be as the Committee, in its discretion, determines is appropriate.

5. Common Stock Subject to Plan
a. Share Reserve. Subject to adjustment as provided in Section 8, the maximum aggregate number of shares of Common Stock that may be (i) issued under this Plan pursuant to the exercise of Options, (ii) issued pursuant to Stock Bonus Awards, Restricted Stock Awards and Other Stock Awards, and (iii) covered by Stock Appreciation Rights and Restricted Stock Unit Awards is nine million (9,000,000) shares. Notwithstanding the foregoing, subject to adjustment as provided in Section 8, no more than nine million (9,000,000) shares of Common Stock may be issued pursuant to the exercise of Incentive Stock Options and Section 5.B shall apply to such limit to the extent permitted by Section 422 of the Code and regulations thereunder.
b. Reversion of Shares. If an Option or Stock Award is terminated, expires or becomes unexercisable, in whole or in part, for any reason, the unissued or unpurchased shares of Common Stock (or shares subject to an unexercised Stock Appreciation Right or unsettled Restricted Stock Unit Award) which were subject thereto shall become available for future grant under the Plan. Shares of Common Stock that have been actually issued under the Plan shall not be returned to the share reserve for future grants under the Plan; except that shares of Common Stock issued pursuant to a Stock Award which are forfeited back to the Corporation rather than vesting, shall be returned to the share reserve for future grant under the Plan.
c. Source of Shares. Common Stock issued under the Plan may be shares of authorized and unissued Common Stock or shares of previously issued Common Stock that have been reacquired by the Corporation.

6. Options
a. Award. In accordance with the provisions of Section 4, the Committee will designate each Eligible Person to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such Option. The Stock Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option, the vesting schedule (if any) applicable to such Option and any other terms of such Option. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option. Shares of Common Stock issued pursuant to an Option may, but need not, be subject to a vesting schedule and may, but need not, be subject to a share repurchase option in favor of the Corporation as determined by the Committee.
b. Exercise Price. The exercise price per share for Common Stock subject to an Option shall be determined by the Committee, but shall comply with the following:

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(i) The exercise price per share for Common Stock subject to a Nonqualified or Incentive Stock Option shall be determined by the Committee, provided that the exercise price per share for Common Stock shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant.
(ii) The exercise price per share for Common Stock subject to an Incentive Stock Option granted to a Participant who is or is deemed to be a Ten Percent Owner on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.
c. Maximum Option Period. The maximum period during which an Option may be exercised shall be determined by the Committee on the date of grant, except that no Option that is intended to be an Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date such Option was granted. In the case of an Incentive Stock Option that is granted to a Participant who is or is deemed to be a Ten Percent Owner on the date of grant, such Option shall not be exercisable after the expiration of five (5) years from the date of grant. The terms of any Option that is an Incentive Stock Option may provide that it is exercisable for a period less than such maximum period.
d. Maximum Value of Options which are Incentive Stock Options. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any person are exercisable for the first time during any calendar year (under all stock option plans of the Corporation and its Parent (if any) or any of its Subsidiaries) exceeds $100,000 (or such other amount provided in Section 422 of the Code), the Options are not Incentive Stock Options. For purposes of this section, the Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This section will be applied by taking Incentive Stock Options into account in the order in which they are granted.
e. Nontransferability. Options granted under this Plan which are intended to be Incentive Stock Options shall be nontransferable except by will or by the laws of descent and distribution and during the lifetime of the Participant shall be exercisable by only the Participant to whom the Incentive Stock Option is granted. If the Stock Option Agreement so provides or the Committee so approves, a Nonqualified Stock Option may be transferred by a Participant to the Participant’s children, stepchildren, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that Participant may not receive any consideration for the transfer and such transfers are limited to the extent permitted by Rule 701 of the Securities Act and, if the Option is intended to satisfy the exemption under Section 25102(o) of the California Corporations Code, Rule 260.140.41(c) of Title 10 of the California Code of Regulations. The holder of a Nonqualified Stock Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. Except to the extent transferability of a Nonqualified Stock Option is provided for in the Stock Option Agreement or is approved by the Committee, during the lifetime of the Participant to whom the Nonqualified Stock Option is granted, such Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.
f. Vesting and Termination of Continuous Service. A Stock Option Agreement may provide for rules for vesting and termination of the Option on a termination of Continuous Service. Except as provided in a Stock Option Agreement (including an amendment of a Stock Option Agreement), the following rules shall apply:
(i) Subject to the rules of this paragraph, Options will vest as provided in the Stock Option Agreement. An Option will be exercisable only to the extent that it is vested on the date of exercise. Except to the extent the Committee explicitly determines otherwise with respect to an Option prior to the expiration or termination of the Option, vesting of an Option will cease on the date of the Participant’s termination of Continuous Service and the Option will be exercisable only to the extent the Option is vested on the date of termination of Continuous Service.
(ii) If the Participant’s termination of Continuous Service is for reason of death or Disability, the right to exercise the Option (to the extent vested) will expire on the earlier of (i) the close of business at Corporation headquarters on the date that is one (1) year after the date of the Participant’s termination of Continuous Service, or (ii) the expiration date under the terms of the Agreement. Until the expiration date, the Participant’s heirs, legatees or legal representative may exercise the Option, except to the extent the Option was previously transferred pursuant to Section 6.E.
(iii) If the Participant’s termination of Continuous Service is an involuntary termination without Cause or a voluntary termination (other than a voluntary termination described in Section 6.F.(iv)), the Option will expire on the earlier of (i) the close of business at Corporation headquarters on the date that is three (3) months after the date of the Participant’s termination of Continuous Service, or (ii) the expiration date under the terms of the Agreement. The Option, to the extent that it is vested, may be exercised prior to

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expiration. Notwithstanding any provision to the contrary, following termination of Continuous Service, a Participant shall not be entitled to exercise any unvested portion of an Option and shall have no right to receive any compensation with respect to such unvested portion. If the Participant’s termination of Continuous Service is an involuntary termination without Cause or a voluntary termination (other than a voluntary termination described in Section 6.F.(iv)) and the Participant dies after his or her termination of Continuous Service but before the right to exercise the Option has expired, the right to exercise the Option (to the extent vested) shall expire on the earlier of (i) the close of business at Corporation headquarters on the date that is one (1) year after the date of the Participant’s termination of Continuous Service or (ii) the date the Option expires under the terms of the Stock Option Agreement, and, until expiration, the Participant’s heirs, legatees or legal representative may exercise the Option, except to the extent the Option was previously transferred pursuant to Section 6.E.
(iv) If the Participant’s termination of Continuous Service is for Cause or is a voluntary termination at any time after an event which would be grounds for termination of the Participant’s Continuous Service for Cause, the right to exercise the Option shall expire as of the date of the Participant’s termination of Continuous Service.
g. Non-Exempt Employees. No Option, whether or not vested, granted to a Participant who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended (the “FLSA”), shall be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) upon the Participant’s death or Disability, (ii) upon a corporate transaction involving a change in corporate ownership which is described in Section 8.C. in which such Option is not assumed, continued, or substituted, or (iii) upon the Participant’s retirement (as such term may be defined in the Participant’s Option Agreement or in another applicable agreement or in accordance with the Corporation’s then current employment policies and guidelines), any such vested Options may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a Participant who is a non-exempt employee in connection with the exercise or vesting of an Option will be excluded from his or her regular rate of pay for purposes of the FLSA.
h. Early Exercise. An Option may, but need not, include a provision whereby the Participant may elect at any time before the Participant’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Corporation (or its assignee) or to any other restriction the Board determines to be appropriate. The Corporation shall not be required to exercise its repurchase right until at least six (6) months (or such longer or shorter period of time required to avoid classification of the Option as a liability for financial accounting purposes) have elapsed following exercise of the Option unless specifically provided otherwise in the Option Agreement.
i. Exercise. An Option shall be exercised by completion, execution and delivery of notice (written or electronic) to the Corporation of the Option which states (i) the Option holder’s intent to exercise the Option, (ii) the number of shares of Common Stock with respect to which the Option is being exercised, (iii) such other representations and agreements as may be required by the Corporation and (iv) the method for satisfying any applicable tax withholding as provided in Section 9. Such notice of exercise shall be provided on such form or by such method as the Committee may designate, and payment of the exercise price shall be made in accordance with Section 6.J. Subject to the provisions of this Plan and the applicable Stock Option Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Stock Option Agreement with respect to the remaining shares subject to the Option. An Option may not be exercised with respect to fractional shares of Common Stock.
j. Payment. Unless otherwise provided by the Stock Option Agreement, payment of the exercise price for an Option shall be made in cash or a cash equivalent acceptable to the Committee. Payment of all or part of the exercise price of an Option may also be made, (i) with the consent of the Committee, by surrendering shares of Common Stock to the Corporation, (ii) with the consent of the Committee, by a full-recourse promissory note, (iii) if the Common Stock is traded on an established securities market, the payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder’s written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer, or (iv) any other method acceptable to the Committee and provided for in the Stock Option Agreement. If Common Stock is used to pay all or part of the exercise price, the sum of the cash or cash equivalent and the Fair Market Value (determined as of the date of exercise) of the shares surrendered must not be less than the exercise price of the shares for which the Option is being exercised. If all or part of the exercise price is to be paid with a full-recourse promissory note, the par value of the Common Stock, if newly issued, shall be paid in

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cash or cash equivalents. The shares received upon exercise of the Option shall be pledged as security for payment of the principal amount of the promissory note and interest thereon and the interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.
k. Buyout Provisions. The Committee may at any time offer to buy out an Option previously granted for a payment in cash, shares of Common Stock or other property. Such buyout offer shall be on such terms and conditions as the Committee shall determine.
l. Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to an Option until the date of exercise of such Option and the certificate for shares of Common Stock to be received on exercise of such Option has been issued by the Corporation.
m. Disposition and Stock Certificate Legends for Incentive Stock Option Shares. A Participant shall notify the Corporation of any sale or other disposition of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two (2) years of the grant of an Option or (ii) within one (1) year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Corporation. The Corporation may require that certificates evidencing shares of Common Stock purchased upon the exercise of an Incentive Stock Option issued under the Plan be endorsed with a legend in substantially the following form:
THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED UPON EXERCISE OF AN INCENTIVE STOCK OPTION, AND THE CORPORATION MUST BE NOTIFIED IF THE SHARES SHALL BE TRANSFERRED BEFORE THE LATER OF THE TWO (2) YEAR ANNIVERSARY OF THE DATE OF GRANT OF THE OPTION OR THE ONE (1) YEAR ANNIVERSARY OF THE DATE ON WHICH THE OPTION WAS EXERCISED. THE REGISTERED HOLDER MAY RECOGNIZE ORDINARY INCOME IF THE SHARES ARE TRANSFERRED BEFORE SUCH DATE.
7. Stock Awards
a. Stock Bonus Awards. Each Stock Award Agreement for a Stock Bonus Award shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of Stock Award Agreements for Stock Bonus Awards may change from time to time, and the terms and conditions of separate Stock Bonus Awards need not be identical, but each Stock Bonus Award shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i) Consideration. A Stock Bonus Award may be granted in consideration for past services actually rendered to the Corporation or an Affiliate for its benefit.
(ii) Vesting. Shares of Common Stock granted under the Stock Bonus Award may, but need not, be subject to a vesting schedule and may, but need not, be subject to a share repurchase option in favor of the Corporation as determined by the Committee.
(iii) Participant’s Termination of Service. In the event of a Participant’s termination of Continuous Service, the Corporation may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Stock Bonus Award.
(iv) Transferability. Rights to acquire shares of Common Stock under the Stock Bonus Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Award Agreement, as the Committee shall determine in its discretion, so long as Common Stock granted under the Stock Bonus Award remains subject to the terms of the Stock Award Agreement.
b. Restricted Stock Awards. Each Stock Award Agreement for a Restricted Stock Award shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of the Stock Award Agreements for Restricted Stock Awards may change from time to time, and the terms and conditions of separate Restricted Stock Awards need not be identical, but each Restricted Stock Award shall include (through incorporation of the provisions hereof by references in the agreement or otherwise) the substance of each of the following provisions.

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(i) Purchase Price. The purchase price, if any, of a Restricted Stock Award shall be determined by the Committee.
(ii) Consideration. The purchase price of Common Stock acquired pursuant to the Restricted Stock Award shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Committee, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Committee in its discretion; provided, however, that payment of the Common Stock’s “par value” shall not be made by deferred payment.
(iii) Vesting. Shares of Common Stock acquired under a Restricted Stock Award may, but need not, be subject to a share repurchase option in favor of the Corporation in accordance with a vesting schedule to be determined by the Committee.
(iv) Participant’s Termination of Service. In the event of a Participant’s termination of Continuous Service, the Corporation may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Stock Award Agreement for such Restricted Stock Award.
(v) Transferability. Rights to acquire shares of Common Stock under a Restricted Stock Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Award Agreement for such Restricted Stock Award, as the Committee shall determine in its discretion, so long as Common Stock granted under the Restricted Stock Award remains subject to the terms of the Stock Award Agreement.
c. Stock Appreciation Rights. Each Stock Award Agreement for Stock Appreciation Rights shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of Stock Appreciation Rights may change from time to time, and the terms and conditions of separate Stock Appreciation Rights need not be identical, but each Stock Appreciation Right shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i) Benefit Provided. Each Stock Appreciation Right shall provide the Participant with the right to receive payment in cash or shares of Common Stock having a Fair Market Value, as designated in the Stock Award Agreement for such Stock Appreciation Rights, of an amount equal to the difference between the Fair Market Value of the Common Stock as of the date of grant of the Stock Appreciation Right and the Fair Market Value of the Common Stock on the date of exercise of such Stock Appreciation Right.
(ii) Tandem Awards. Stock Appreciation Rights may be granted either alone or in tandem with other awards, including Options, under the Plan.
(iii) Vesting. The Stock Award Agreement for a Stock Appreciation Right shall provide the vesting schedule applicable to such award and may, but need not, provide that shares of Common Stock acquired upon exercising a Stock Appreciation Right are subject to a repurchase option in favor of the Corporation.
(iv) Participant’s Termination of Service. In the event of a Participant’s termination of Continuous Service, the Corporation may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Stock Appreciation Right.
(v) Transferability. Rights to acquire cash or shares of Common Stock under a Stock Appreciation Rights shall be nontransferable except by will or by the laws of descent and distribution and during the lifetime of the Participant shall be exercisable by only the Participant to whom the Stock Appreciation Rights are granted.
(vi) Non-Exempt Employees. No Stock Appreciation Right, whether or not vested, granted to a Participant who is a non-exempt employee for purposes of the FLSA, shall be first exercisable until at least six (6) months following the date of grant of the Stock Appreciation Right. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) upon the Participant’s death or Disability, (ii) upon a corporate transaction involving a change in corporate ownership which is described in Section 8.C. in which such Stock Appreciation Right is not assumed, continued, or substituted, or (iii) upon the Participant’s retirement (as such term may be defined in the Participant’s Stock Award Agreement or in another applicable agreement or in accordance with the Corporation’s then current employment policies and guidelines), any such vested Stock Appreciation Right may be exercised earlier than six (6) months

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following the date of grant. The foregoing provision is intended to operate so that any income derived by a Participant who is a non-exempt employee in connection with the exercise or vesting of a Stock Appreciation Right will be excluded from his or her regular rate of pay for purposes of the FLSA.
d. Restricted Stock Unit Awards. Each Stock Award Agreement for a Restricted Stock Unit Award shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of Stock Award Agreements for Restricted Stock Unit Awards may change from time to time, and the terms and conditions of separate Restricted Stock Unit Awards need not be identical, but each Restricted Stock Unit Award shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
    (i)     Number of Shares; Consideration. Each Stock Award Agreement for a Restricted Stock Unit Award shall specify the number of shares of Common Stock that are subject to the Restricted Stock Unit Award and shall provide for the adjustment of such number in accordance with Section 8. A Restricted Stock Unit Award may be granted in consideration for services actually rendered or to be rendered to the Corporation or an Affiliate for its benefit.
    (ii)     Vesting. Each Award of Restricted Stock Units may, but need not, be subject to a vesting schedule and may, but need not, be subject to a share repurchase option in favor of the Corporation as determined by the Committee.
    (iii)     Settlement of Restricted Stock Units. Settlement of Restricted Stock Units shall be as provided in the Stock Award Agreement for such Restricted Stock Units. Settlement of the Restricted Stock Units may be made in the form of cash or whole shares of Common Stock or a combination thereof, as determined by the Committee in its sole discretion.
    (iv)     Participant’s Termination of Service. Except as otherwise provided in the Stock Award Agreement, in the event of a Participant’s termination of Continuous Service, any Restricted Stock Units held by such Participant which have not vested as of the date of termination under the terms of the Stock Award Agreement shall be forfeited.
    (v)     Transferability. Unless otherwise provided in the Stock Award Agreement, Restricted Stock Units may not be transferred other than by beneficiary designation, will or the laws of descent and distribution.
    (vi)     Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares covered by a Restricted Stock Unit Award until such Participant receives such shares upon settlement of the Restricted Stock Unit Award. A Participant shall have no rights under a Restricted Stock Unit Award other than those of a general creditor of the Corporation.
e. Other Stock Awards. The Committee may grant other forms of Stock Award under the Plan that are based in whole or in part on Common Stock or the value thereof. Subject to the provisions of the Plan, the Committee shall have authority in its sole discretion to determine the terms and conditions of such Other Stock Awards, including the number of shares (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards.

8. Changes in Capital Structure
a. No Limitations of Rights. The existence of outstanding Options or Stock Awards shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
b. Changes in Capitalization. If the Corporation shall effect a subdivision, consolidation or reclassification of shares or other capital readjustment, a stock split, a reverse stock split, the payment of a dividend in stock of the Corporation, a spin-off, the payment of an extraordinary dividend or distribution in a form other than stock of the Corporation in an amount that has a material effect on the fair market value of the Common Stock, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options and Stock Awards hereunder and (ii) the number and class of shares then reserved for issuance under the Plan and the maximum number of shares for which awards may be granted to a Participant during a specified time period shall be appropriately and proportionately adjusted. The conversion of convertible securities of the Corporation shall not be treated as effected “without receiving consideration.” The Committee shall make such adjustments, and its determinations shall be final, binding and conclusive. Any such

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adjustment of an Option or Stock Award which is not subject to Section 409A of the Code shall be made in a manner which does not result in the Option or Stock Award being subject to Section 409A.
c. Merger, Consolidation, Asset Sale or Other Corporate Transaction. In the event that the Corporation is a party to a merger or other consolidation, in the event of a transaction providing for the sale of all or substantially all of the Corporation’s stock or assets, or in the event of such other corporate transaction, such as a separation or reorganization, outstanding Options and Stock Awards shall be subject to such treatment as the Board shall determine. Such treatment may include one or more of the following: (i) the continuation of the outstanding Options and Stock Awards by the Corporation, if the Corporation is a surviving entity; (ii) the assumption of outstanding Options and Stock Awards by the surviving or successor entity or its parent; (iii) the substitution by the surviving or successor entity or its parent of options or other awards with substantially the same terms for such outstanding Options and Stock Awards; (iv) exercisability of such outstanding Options and Stock Awards to the extent vested and exercisable under the terms of the Stock Option Agreement or Stock Award Agreement followed by the cancellation of such Options or Stock Award (whether or not then exercisable); or (v) settlement of the intrinsic value of the outstanding Options and Stock Awards to the extent vested and exercisable under the terms of the Stock Option Agreement or Stock Award Agreement, with payment made in cash, cash equivalents or other property as determined by the Committee (including cash, cash equivalents or other property subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Options and Stock Awards), and the cancellation of such Options and Stock Awards (whether or not then exercisable). The value of any property provided in the settlement shall be determined by the Board, and to extent permitted under Treasury Regulation Section 1.409A-3(i)(5)(iv) or otherwise without resulting in taxation under Section 409A of the Code, the Board may provide for the payment of the value of a cancelled Option or Stock Award to be made on a delayed basis in recognition of escrows, earn-outs, or other contingencies or holdbacks applicable to holders of Common Stock in connection with the transaction. In each case, the surviving, acquiring or successor entity or its parent may choose to assume or continue only a portion of an Option or Stock Award or substitute a similar award for only a portion of an Option or Stock Award, or may assume, continue or substitute some Options or Stock Awards and not others, and in all cases unvested Options or Stock Awards may be terminated without payment. The continuation, assumption or substitution of an Option which permits the exercise of the Option prior to the vesting of the shares of Common Stock subject to such Option (i.e., an “early exercise option”) may be made in a manner which permits exercise of such Option only to the extent it is vested. The actions under this paragraph shall be effected in a manner which does not result in an Option or Stock Award which is not subject to Section 409A of the Code being subject to taxation under Section 409A of the Code. During the pendency of a transaction subject to this Section 8.C., the Board shall have the discretion to suspend the rights of Participants to exercise outstanding Awards during a limited period of time preceding the closing of the transaction if appropriate to facilitate closing of the transaction.
d. Limitation on Adjustment. Except as previously expressly provided, neither the issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options or Stock Awards.
9. Withholding of Taxes
The Corporation or an Affiliate shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Corporation or Affiliate in good faith believes is imposed upon it in connection with Federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Committee, the Committee may permit a Participant to (i) have Common Stock otherwise issuable under an Option or Stock Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income, (ii) tender back to the Corporation shares of Common Stock received pursuant to an Option or Stock Award in an amount not in excess of the maximum statutory tax rates in the Participant’s jurisdiction, (iii) deliver to the Corporation previously acquired Common Stock, (iv) have funds withheld from payments of wages, salary or other cash compensation due the Participant, or (v) pay the Corporation or its Affiliate in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Corporation or its Affiliate with respect to the Option or Stock Award.

10. Transfer Restrictions And Repurchase rights
a. Transfer Restrictions. No person who shall have acquired shares of Common Stock or shall have any right to acquire shares of Common Stock under the Plan shall sell, assign, pledge or otherwise transfer (each, a “Transfer”) any such shares of Common Stock or any right or interest therein (including, without limitation, any

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Option) (such shares or right or interest therein, collectively, the “Securities”), whether voluntarily, involuntarily, by operation of law, by gift or otherwise, without the prior written consent of the Corporation, evidenced by a writing approved by the Board (the “Transfer Restriction”). The Transfer Restriction shall not apply to any of the following exempt Transfers:
(i) A person’s Transfer of any or all Securities held either during such person’s lifetime or on death by will or intestacy (1) to such person’s Immediate Family, (2) to any custodian or trustee for the account or the benefit of such person or such person’s Immediate Family, or (3) to any limited partnership or limited liability company with respect to which the ownership interests are wholly owned by the person, members of such person’s Immediate Family or any trust for the account or benefit of such person or such person’s Immediate Family;
(ii) A person’s bona fide pledge or mortgage of any Securities with a commercial lending institution that creates a mere security interest, provided that any subsequent Transfer of such Securities by such institution shall be subject to this Section;
(iii) A person’s Transfer of any or all of such person’s Securities to the Corporation (or the Corporation’s assignee); or
(iv) A person’s Transfer of any or all of such person’s Securities in connection with a transaction subject to Section 8.C. or compliance with such person’s obligations under an agreement with the Corporation compelling the person to sell such Securities (e.g., a drag-along);
provided that with respect to Transfers pursuant to subsections (i) and (ii) above, the Transferee shall receive and hold such Securities subject to the provisions of this Section 10.A and there shall be no further Transfer of such Securities except in accordance with this Section 10.A. The provisions of this Section 10.A may be waived with respect to any Transfer by the Board. The provisions of this Section 10.A shall terminate immediately prior to the date of the closing of a firm commitment underwritten public offering of the Corporation’s Common Stock pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act. Any Transfer or purported Transfer of Securities of the Corporation shall be null and void unless the terms, conditions and provisions of this Section 10.A are strictly observed and followed. The restrictions contained in this Section 10.A shall be in addition to any restrictions on transfer that may otherwise be applicable, including without limitation those contained in the Corporation’s bylaws, the Stock Option Agreement, Stock Award Agreement, or pursuant to applicable securities laws.
b. Corporation’s Right to Repurchase Shares. Shares of Common Stock acquired under the Plan shall also be subject to such forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement or Stock Award Agreement and, unless otherwise provided in the Stock Option Agreement or Stock Award Agreement, shall apply to any dividends paid with respect to such shares. Such restrictions shall apply in addition to any restrictions otherwise applicable to holders of shares of Common Stock generally.
11. Compliance with Law and Approval of Regulatory Bodies
a. General Requirements. No Option or Stock Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Corporation is a party, and the rules of all domestic stock exchanges or quotation systems on which the Corporation’s shares may be listed. The Corporation shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option or Stock Award is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or Stock Award shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Corporation has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.
b. Voting and Dividend Rights. Except as provided in the award agreement, the holders of shares of Common Stock acquired under the Plan shall have the same voting, dividend and other rights as the Corporation’s other stockholders. A Stock Bonus Agreement or Restricted Stock Agreement, however, may require that the holders of shares of Common Stock invest any cash dividends received in additional shares of Common Stock. Such additional shares shall be subject to the same conditions and restrictions as the award with respect to which the dividends were paid.

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c. Participant Representations. The Committee may require that a Participant, as a condition to receipt or exercise of a particular award, execute and deliver to the Corporation a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such person’s own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act of 1933, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Corporation, as to the application of such exemption thereto.
d. Foreign Participants. In order to facilitate the making of any award or combination of awards under the Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals, or who are employed by the Corporation or any Affiliate outside of the United States, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, the Plan, including "sub-plans" to the Plan, as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose, provided that no such supplements, amendments, restatements, alternative versions or sub-plans shall include any provisions that are inconsistent with the Plan, unless the Plan may be amended to eliminate such inconsistency without further approval by the stockholders of the Corporation.

12. General Provisions
a. Effect on Employment and Service. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall (i) confer upon any individual any right to continue in the employ or service of the Corporation or an Affiliate, (ii) in any way affect any right and power of the Corporation or an Affiliate to change an individual’s duties or terminate the employment or service of any individual at any time with or without assigning a reason therefor or (iii) except to the extent the Committee grants an Option or Stock Award to such individual, confer on any individual the right to participate in the benefits of the Plan.
b. Use of Proceeds. The proceeds received by the Corporation from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.
c. Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Corporation shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Corporation to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.
d. 409A Compliance.    It is the intent of the Corporation that all awards under the Plan that constitute “nonqualified deferred compensation” within the meaning of Code Section 409A will satisfy the requirements of that section, and that all awards under the Plan that can qualify for an exemption from the definition of “nonqualified deferred compensation” under that section, including but not limited to Options, Stock Appreciation Rights and Restricted Stock Awards, will do so unless the Committee has determined otherwise. Accordingly, the terms of the Plan and Award Agreements shall be interpreted in a manner consistent with Code Section 409A and regulations thereunder.
e. Rules of Construction. Headings are given to the Sections of this Plan solely as a convenience to facilitate reference, and shall not be used in interpreting, construing or enforcing any provision hereof. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.
f. Electronic Delivery and Execution. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Corporation’s intranet (or other shared electronic medium controlled by the Corporation to which the Participant has access). Documents may also be accepted by e-signature or other means of electronic indications of acceptance as specified by the Committee.
g. Choice of Law. The Plan and, except to the extent that a Stock Option Agreement or Stock Award Agreement otherwise provides, all Stock Option Agreements and Stock Award Agreements entered into under the Plan shall be governed by and interpreted under the laws of the state of incorporation of Corporation excluding (to

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the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the laws of the jurisdiction of incorporation of the Corporation.

13. Amendment and Termination

The Board may amend or terminate this Plan from time to time; provided, however, that stockholder approval shall be required for any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under the Plan or (ii) changes the class of employees eligible to receive Incentive Stock Options, except as specifically permitted by the Plan, Stock Option Agreement or Stock Award Agreement or as required to comply with any applicable law, regulation or rule, no amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Option or Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an Incentive Stock Option to become a Nonqualified Stock Option, and any amendment that is required to comply with the rules applicable to Incentive Stock Options, shall not be treated as adversely affecting the rights of the Participant. Stockholder approval shall also be required for any amendment if such approval is required by the terms of any applicable law, regulation, or rule, including, without limitation, any stock market or securities on which the Common Stock is publicly traded. Each such amendment shall be subject to the approval of the stockholders of the Corporation within twelve (12) months of the date such amendment is adopted by the Board.

14. Effective Date of Plan and Duration of Plan
a. The Plan shall become effective as of November 9, 2023 upon adoption by the Board, subject to approval within twelve (12) months by the stockholders holding of a majority of the voting power of shares of the Corporation entitled to vote thereon. Unless and until the plan has been approved by the stockholders of the Corporation, no Option or Stock Award may be exercised, and no shares of Common Stock may be issued under the Plan. In the event that the stockholders of the Corporation shall not approve the Plan within such twelve (12) month period, the Plan and any previously granted Option or Stock Award shall terminate.
b. Unless previously terminated, the Plan will terminate ten (10) years after the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders, except that Options and Stock Awards that are granted under the Plan prior to its termination will continue to be administered under the terms of the Plan until the Options and Stock Awards terminate or are exercised.
* * * *

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EXHIBIT "B"

CASTELLUM, INC.
2025 EMPLOYEE STOCK PURCHASE PLAN

1.     PURPOSE
The purpose of this Plan is to provide an opportunity for Employees of Castellum, Inc., a company organized under the laws of the State of Nevada, and its Designated Subsidiaries to purchase Shares and thereby to have an additional incentive to contribute to the prosperity of the Corporation. It is the intention of the Corporation that the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code and the Plan shall be administered in accordance with this intent (the “Plan”).

2.	DEFINITIONS

2.1
“Applicable Law” shall mean the legal requirements relating to the administration of an employee stock purchase plan under U.S. federal and applicable state laws (including the Code) and any stock exchange rules or regulations and the applicable laws governing the grant of options and the issuance of shares under an employee stock purchase plan as such laws, rules, regulations, and requirements shall be in place from time to time.

2.2	“Beneficial Owner” means the definition given in Rule 13d-3 promulgated under the Exchange Act.

2.3	“Board” shall mean the Board of Directors of the Corporation.

2.4	“Change of Control” shall mean the consummation or effectiveness of any of the following events:

(i)
The sale, exchange, lease, or other disposition of all or substantially all of the assets of the Corporation to a person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act;

(ii)
A merger, reorganization, recapitalization, consolidation, or other similar transaction involving the Corporation in which the voting securities of the Corporation owned by the shareholders of the Corporation immediately prior to such transaction do not represent more than fifty percent (50%) of the total voting power of the surviving controlling entity outstanding immediately after such transaction;

(iii)
Any person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, is or becomes the Beneficial Owner, directly or indirectly, of more than 50% of the total voting power of the voting securities of the Corporation (including by way of merger, takeover consolidation, or otherwise); or

(iv)
During any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Corporation was approved by a vote of a majority of the directors of the Corporation then still in office, who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office.

Notwithstanding the foregoing, a restructuring of the Corporation for the purpose of changing the domicile of the Corporation (including, but not limited to, any change in the structure of the Corporation resulting from the process of moving its domicile between jurisdictions), reincorporation of the Corporation or other similar transaction involving the Corporation (a “Restructuring Transaction”) will not constitute a Change of Control if, immediately after the Restructuring Transaction, the shareholders of the Corporation immediately prior to such Restructuring Transaction represent, directly or indirectly, more than fifty percent (50%) of the total voting power of the surviving entity.

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2.5
“Code” shall mean the U.S. Internal Revenue Code of 1986, as amended. Any reference herein to a section of the Code or United States Treasury Regulation thereunder shall include a reference to any successor or amended section of the Code or Treasury Regulations.

2.6	“Committee” shall mean the committee appointed by the Board in accordance with Section 15 of the Plan.

2.7
“Compensation” shall mean an Employee's base cash compensation and commissions, but shall exclude such items as allowances, differentials, bonuses, or premiums such as those for working shifts or overtime, payments for incentive compensation, incentive payments, bonuses, income from the exercise, vesting and/or the sale, exchange or other disposition of a compensatory share award granted to the Employee by the Corporation or a Designated Subsidiary, and other forms of extraordinary compensation. The Committee shall have the authority to determine and approve all forms of pay to be included in the definition of Compensation and may change the definition on a prospective basis.

2.8	“Corporation” shall mean Castellum, Inc. a public company incorporated under the laws of the State of Nevada.

2.9	“Designated Subsidiary” shall mean a Subsidiary that has been designated by the Committee in its sole discretion as eligible to participate in the Plan with respect to its Employees.

2.10
“Effective Date” shall mean the date on which the registration statement on Form S-8 is filed with the U.S. Securities and Exchange Commission under the Securities Act for the purpose of registering additional shares of its common stock to be issued under this Plan (the “Registration Statement”).

2.11
“Employee” shall mean an individual classified as an employee (within the meaning of Code Section 3401(c) and the regulations thereunder) by the Corporation or a Designated Subsidiary on the Corporation's or such Designated Subsidiary's payroll records. Individuals classified as independent contractors, consultants, advisers, or members of the Board or the board of directors of a Designated Subsidiary are not considered “Employees” by virtue of such station.

2.12	“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended.

2.13
“Fair Market Value” shall mean, as of any date of determination (i.e., an Offering Date or Purchase Date, as appropriate), the value of a Share determined as follows: (i) if the Shares are listed on any established stock exchange, (including but not limited to the NYSE American LLC), the Fair Market Value of a Share shall be the closing per-share sales price of such Shares as reported on such date on the Composite Tape of the principal national securities exchange on which such Shares are listed or admitted to trading or, if no Composite Tape exists for such national securities exchange on such date, then on the principal national securities exchange on which such Shares are listed or admitted to trading; or (ii) if the Shares are not listed or admitted to trading on an national securities exchange, then the Fair Market Value of a Share shall be determined in good faith by the Board, and, to the extent appropriate, based on the application of a reasonable valuation method.

2.14	“Offering Date” shall mean the first Trading Day of an Offering Period under the Plan.

2.15
“Offering Period” shall mean a period during which options to purchase Shares may be granted pursuant to the Plan and may be purchased on one or more Purchase Dates. The duration and timing of Offering Periods may be changed or modified by the Committee from time to time in accordance with Section 4.3.

2.16	“Offering Price” shall mean the Fair Market Value of a Share on the Offering Date of an Offering Period.

2.17	“Officer” shall mean a person who is an officer of the Corporation within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.18	“Participant” shall mean a participant in the Plan as described in Section 5 of the Plan.

2.19	“Plan” shall mean this Employee Stock Purchase Plan.

2.20	“Purchase Date” shall mean the last Trading Day of each Purchase Period.
2.21	“Purchase Period” shall mean one or more periods within an Offering Period as may be specified by the Committee in accordance with Section 4.3.
2.22	“Purchase Price” shall have the meaning set out in Section 8.2.

2.23	“Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

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2.24	“Shareholder” shall mean a record holder entitled to vote such Shares under the Corporation’s amended and restated by-laws.
2.25	“Share(s)” means a share or shares of the Corporation’s common stock, par value $0.0001.

2.26
“Subsidiary” shall mean any entity treated as a corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, within the meaning of Code Section 424(f), whether or not such corporation now exists or is hereafter organized or acquired by the Corporation or a Subsidiary.

2.27
“Trading Day” shall mean a day on which U.S. national stock exchanges and the national market system are open for trading and the Shares are being publicly traded on one or more of such exchanges or markets.

3.     ELIGIBILITY

3.1     Any individual who is an Employee on an Offering Date shall be eligible to participate in the Plan with respect to the Offering Period commencing on such Offering Date. The Committee may establish administrative rules requiring that an individual be an Employee for some minimum period (not to exceed 30 days) prior to an Offering Date to be eligible to participate with respect to the Offering Period beginning on that Offering Date.

3.2    The Committee may determine that a designated group of highly compensated Employees is ineligible to participate in the Plan so long as the excluded category fits within the definition of “highly compensated employee” in Code Section 414(q).

3.3     No Employee may participate in the Plan if the Employee owns or is considered to own (within the meaning of Code Section 424(d)) Shares, including Shares which the Employee may purchase by conversion of convertible securities or under outstanding options granted by the Corporation, possessing five percent (5%) or more of the total combined voting power or value of all classes of securities of the Corporation or of any of its Subsidiaries.

3.4     All Employees who participate in the Plan or in any separate offering thereunder shall have the same rights and privileges under the Plan or offering, except for differences that may be mandated by Applicable Law and that are consistent with Code Section 423(b)(5).

3.5     Employees may not participate in more than one Offering Period at a time.

4.     OFFERING PERIODS AND PURCHASE PERIODS

4.1     Offering Periods. The Plan shall generally be implemented by a series of six (6) month Offering Periods with new Offering Periods commencing on the first Trading Day on or after February 1 and August 1 and ending on the last Trading Day in the six-month periods ending on the next July 31 and January 31, respectively, or on such other date as the Committee shall determine, and continuing thereafter until the Plan is terminated pursuant to Section 14 hereof. The Committee shall have the authority to change the frequency and/or duration of Offering Periods (including the commencement dates thereof) in accordance with Section 4.3.

4.2     Purchase Periods. Each Offering Period shall generally consist of one Purchase Period that runs concurrently with the Offering Period. The last Trading Day of each Purchase Period shall be the “Purchase Date” for such Purchase Period. Subsequent Purchase Periods, if any, shall run consecutively after the termination of the preceding Purchase Period. The Committee shall have the power to change the duration and/or frequency of Purchase Periods with respect to future purchases in accordance with Section 4.3.

4.3     Changes to Offering Periods and Purchase Periods. The Committee will have the authority to establish additional or alternative sequential Offering Periods than specified under Section 4.1, a different number of Purchase Periods within an Offering Period than specified under Section 4.2, a different duration for one or more Offering Periods or Purchase Periods or different commencement or ending dates for such Offering Periods with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter, provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months.

4.4     Separate Offerings. Unless otherwise specified by the Committee, each offering of the Plan to Employees of the Corporation or a Designated Subsidiary shall be deemed a separate offering for purposes of Section 423 of the Code, even if the dates and other terms of the applicable Offering Periods of each such offering are identical, and the provisions of the Plan will separately apply to each such separate offering. With respect to the Plan, the terms of separate offerings need not be identical provided that the terms of the Plan and each separate offering together satisfy Section 423 of the Code.

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5.     PARTICIPATION

5.1     An eligible Employee may authorize payroll deductions at the rate of any whole percentage of the Employee’s Compensation, not to exceed five percent (5%) (or such other percentage as the Committee may establish from time to time before an Offering Date) of such Employee’s Compensation on each payday during the Offering Period. All payroll deductions will be held in a general corporate account or a trust account. No interest shall be paid or credited to the Participant with respect to such payroll deductions. The Corporation shall maintain a separate bookkeeping account for each Participant under the Plan and the amount of each Participant’s payroll deductions shall be credited to such account. A Participant may not make any additional payments into such account.

5.2     Once an Employee becomes a Participant in an Offering Period, then such Participant will automatically participate in each subsequent Offering Period commencing immediately following the last day of such prior Offering Period at the same contribution level unless the Participant withdraws from the Offering Period as set forth in Section 5.3 below or otherwise changes his or her rate of contribution as set forth in Section 5.4 below. A Participant that is automatically enrolled in a subsequent Offering Period pursuant to this Section 5.2 is (i) not required to file any additional enrollment form in order to continue participation in the Plan and (ii) will be deemed to have accepted the terms and conditions of the Plan, subject to Participant’s right to withdraw from the Plan in accordance with the withdrawal procedures in effect at the time.

5.3     Under procedures and at times established by the Committee, a Participant may withdraw from the Plan during a Purchase Period, by completing and filing a new payroll deduction authorization and Plan enrollment form with the Corporation or by following electronic or other procedures prescribed by the Committee. If a Participant withdraws from the Plan during a Purchase Period, his or her accumulated payroll deductions will be refunded to the Participant without interest and his or her right to participate in the current Offering Period will be automatically terminated and no further payroll deductions for the purchase of Shares will be made during the Offering Period. The Committee may establish rules pertaining to the timing of withdrawals, limiting the frequency with which Participants may withdraw and re-enroll in the Plan and may impose a waiting period on Participants wishing to re-enroll following withdrawal.

5.4     A Participant may change his or her rate of contribution through payroll deductions only during an open enrollment period or such other times specified by the Committee by filing a new payroll deduction authorization and Plan enrollment form or by following electronic or other procedures prescribed by the Committee. If a Participant has not followed such procedures to change the rate of contribution, the rate of contribution shall continue at the originally elected rate throughout the Purchase Period and future Purchase Periods (including Purchase Periods of subsequent Offering Periods). Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code, the Committee may reduce a Participant’s payroll deductions to zero percent (0%) at any time during a Purchase Period scheduled to end during the current calendar year. Payroll deductions shall re-commence at the rate provided in such Participant’s enrollment form at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in this Section 5.4.

6.     TERMINATION OF EMPLOYMENT; CHANGES IN EMPLOYMENT

6.1     Termination. In the event any Participant terminates employment with the Corporation and its Designated Subsidiaries for any reason (including death) prior to the expiration of a Purchase Period, the Participant's participation in the Plan shall terminate and all amounts credited to the Participant's account shall be paid to the Participant or, in the case of death, to the Participant’s heirs or estate, without interest. Whether a termination of employment has occurred shall be determined by the Committee. Notwithstanding the foregoing, if a Participant’s termination of employment occurs within a certain period of time as specified by the Committee (not to exceed 30 days) prior to the Purchase Date of the Purchase Period then in progress, his or her option for the purchase of Shares will be exercised on such Purchase Date in accordance with Section 9 as if such Participant were still employed by the Corporation or a Designated Subsidiary. Following the purchase of Shares on such Purchase Date, the Participant’s participation in the Plan shall terminate and all remaining amounts credited to the Participant's account shall be paid to the Participant or, in the case of death, to the Participant’s heirs or estate, without interest.

6.2     Leaves of Absence. The Committee may also establish rules regarding when leaves of absence or changes of employment status will be considered to be a termination of employment, and the Committee may establish termination of employment procedures for this Plan that are independent of similar rules established under other benefit plans of the Corporation and its Subsidiaries, provided, however, that such procedures are not in conflict with the requirements of Section 423 of the Code.

6.3     Transfers. If a Participant transfers employment between the Corporation and a Designated Subsidiary participating in the Plan (as set forth in Appendix A to the Plan) or between Designated Subsidiaries participating in the Plan, his or her participation in the Plan shall continue unless and until otherwise terminated in accordance with the Plan. Notwithstanding the foregoing, the Committee may establish additional and/or different rules to govern transfers of employment among the

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Corporation and any Designated Subsidiary, consistent with any applicable requirements of Code Section 423 and the terms of the Plan.

7.     SHARES

Subject to adjustment as set forth in Section 11, the maximum number of Shares which may be issued pursuant to the Plan shall be three million (3,000,000) Shares. The Shares subject to the Plan may be unissued Shares or reacquired Shares, bought on the market or otherwise. For avoidance of doubt, up to the maximum number of Shares reserved under this Section 7 may be used to satisfy purchases of Shares under the Plan.

8.     OFFERING

8.1     On the Offering Date of each Offering Period, each eligible Employee participating in the Plan shall be granted an option to purchase that number of whole Shares, which may be purchased with the payroll deductions accumulated on behalf of such Employee during each Purchase Period at the purchase price specified in Section 8.2 below, subject to the additional limitation that no Employee participating in the Plan shall be granted an option to purchase Shares under the Plan if such option would permit his or her rights to purchase Shares under all employee stock purchase plans (described in Section 423 of the Code) of the Corporation and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of the Fair Market Value of such Shares (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. For purposes of the Plan, an option is “granted” on a Participant’s Offering Date. An option will expire upon the earlier to occur of (i) the termination of a Participant’s participation in the Plan or such Offering Period, (ii) the grant of an option to such Participant on a subsequent Offering Date, or (iii) the termination of the Offering Period. This Section 8.1 shall be interpreted so as to comply with Code Section 423(b)(8).

8.2     The Purchase Price under each option shall be with respect to a Purchase Period the lower of (i) a percentage (not less than eighty-five percent (85%)) established by the Committee (“Designated Percentage”) of the Offering Price, or (ii) the Designated Percentage of the Fair Market Value of a Share on the Purchase Date on which the Shares are purchased; provided that the Purchase Price may be adjusted by the Committee pursuant to Sections 11 or 12 in accordance with Section 424(a) of the Code. The Committee may change the Designated Percentage with respect to any future Offering Period, but not to below eighty-five percent (85%), and the Committee may determine with respect to any prospective Offering Period that the purchase price shall be the Designated Percentage of the Fair Market Value of a Share on the Purchase Date.

9.     PURCHASE OF SHARES

Unless a Participant withdraws from the Plan as provided in Section 5.4 or except as provided in Sections 12 or 14 hereof, on the last Trading Day of each Purchase Period, a Participant’s option shall be exercised automatically for the purchase of that number of whole Shares which the accumulated payroll deductions credited to the Participant's account at that time shall purchase at the applicable price specified in Section 8.2.

At the time the Shares are purchased or at the time some or all of the Shares issued under the Plan are disposed of (or at any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for any withholding obligation of the Corporation or a Designated Subsidiary with respect to federal, state, and local income taxes, social security insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to participation in the Plan and legally applicable to the Participant (including any amount deemed by the Committee, in its sole discretion, to be an appropriate charge to Participant even if legally applicable to the Corporation or the Participant’s employer). At any time, the Corporation or the Participant’s employer may withhold from the Participant’s wages or other cash compensation the amount necessary for the Corporation or the Participant’s employer to meet applicable withholding obligations, including any withholding required to make available to the Corporation or the Participant’s employer any tax deductions or benefits attributable to the sale or early disposition of the Shares by the Participant. In addition or in the alternative, the Corporation or the Participant’s employer may withhold from the proceeds of the sale of Shares or by any other method of withholding the Corporation or the Participant’s employer deems appropriate.

10.     PAYMENT AND DELIVERY

As soon as practicable after the exercise of an option, the Corporation shall deliver to the Participant a record of the Shares purchased and the balance of any amount of payroll deductions credited to the Participant's account not used for the purchase, except as specified below. The Committee may permit or require that Shares be deposited directly with a broker designated by the Committee or to a designated agent of the Corporation, and the Committee may utilize electronic or automated methods of share transfer. The Committee may require that Shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of the disposition of such Shares. The Corporation shall retain the amount of payroll deductions used to purchase Shares as full payment for the Shares and the Shares shall then be fully paid and non-assessable. No Participant shall have any voting, dividend, or other Shareholder rights with respect to

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Shares subject to any option granted under the Plan until the Shares subject to the option have been purchased and delivered to the Participant as provided in this Section 10. The Committee may in its discretion direct the Corporation to retain in a Participant’s account for the subsequent Purchase Period or Offering Period any payroll deductions which are not sufficient to purchase a whole Share or return such amount to the Participant. Any other amounts that may be left over in a Participant’s account after a Purchase Date shall be returned to the Participant.

11.     RECAPITALIZATION

Subject to any required action by the Shareholders of the Corporation, if there is any change in the outstanding Shares because of a merger, consolidation, spin-off, reincorporation, reorganization, recapitalization, dividend in property other than cash, share split, reverse share split, share dividend, liquidating dividend, extraordinary dividend or distribution, combination, exchange or reclassification of the Shares (including any such change in the number of Shares effected in connection with a change in domicile of the Corporation), change in corporate structure or any other increase or decrease in the number of Shares, or other transaction effected without receipt of consideration by the Corporation, provided that conversion of any convertible securities of the Corporation shall not be deemed to have been “effected without consideration,” the number of securities covered by each option under the Plan which has not yet been exercised and the number of securities which have been authorized and remain available for issuance under the Plan, as well as the maximum number of securities which may be purchased by a single Participant and by all Participants in the aggregate in a given Purchase Period, and the price per share covered by each option under the Plan which has not yet been exercised, may be appropriately adjusted by the Board, and the Board shall take any further actions which, in the exercise of its discretion, may be necessary or appropriate under the circumstances. The Board’s determinations under this Section 11 shall be conclusive and binding on all parties.

12.     LIQUIDATION AND CHANGE OF CONTROL

12.1     In the event of the proposed liquidation or dissolution of the Corporation, the Offering Period will terminate immediately prior to the consummation of such proposed transaction, unless otherwise provided by the Board in its sole discretion, and all outstanding options shall automatically terminate, and the amounts of all payroll deductions will be refunded without interest.

12.2     In the event of a Change of Control, then in the sole discretion of the Board, (1) each option shall be assumed or an equivalent option shall be substituted by the successor corporation or parent or subsidiary of such successor entity, (2) a date established by the Board on or before the date of consummation of such Change of Control shall be treated as a Purchase Date, and all outstanding options shall be exercised on such date, (3) all outstanding options shall terminate and the accumulated payroll deductions will be refunded without interest to the Participants, or (4) outstanding options shall continue unchanged.

13.     TRANSFERABILITY

Neither payroll deductions credited to a Participant’s bookkeeping account nor any rights to exercise an option or to receive Shares under the Plan may be voluntarily or involuntarily assigned, transferred, pledged, or otherwise disposed of in any way, and any attempted assignment, transfer, pledge, or other disposition shall be null and void and without effect. If a Participant in any manner attempts to transfer, assign, or otherwise encumber his or her rights or interests under the Plan, other than as permitted by the Code, such act shall be treated as an election by the Participant to discontinue participation in the Plan pursuant to Section 5.4.

14.     AMENDMENT OR TERMINATION OF THE PLAN

14.1	The Plan shall continue until terminated in accordance with Section 14.2.
14.2     The Board may, in its sole discretion, insofar as permitted by Applicable Law, terminate or suspend the Plan, or revise or amend it in any respect whatsoever, except that, without approval of the Shareholders, no such revision or amendment shall increase the number of Shares subject to the Plan, other than an adjustment under Section 11 of the Plan, or make other changes for which Shareholder approval is required under Applicable Law. Upon a termination or suspension of the Plan, the Board may in its discretion (i) return, without interest, the payroll deductions credited to Participants’ accounts to such Participants or (ii) set an earlier Purchase Date with respect to an Offering Period and Purchase Period then in progress.

15.     ADMINISTRATION

15.1     The Board or the Compensation, Culture, and People Committee shall appoint a committee of one or more individuals to administer the Plan (the “Committee”), which, unless otherwise specified by the Board, shall consist of senior members of management from the Corporation’s Legal, Finance, and Human Resources functions. The Committee will serve

PROXY STATEMENT 6

for such period of time as the Board or the Compensation, Culture, and People Committee of the Board may specify and whom the Board or the Compensation, Culture, and People Committee of the Board may remove at any time. The Committee will have the authority and responsibility for the day-to-day administration of the Plan, the authority and responsibility specifically provided in this Plan and any additional duty, responsibility and authority delegated to the Committee by the Board or the Compensation, Culture, and People Committee of the Board. The Committee shall have full power and authority to adopt, amend, and rescind any rules and regulations which it deems desirable and appropriate for the proper administration of the Plan, to construe and interpret the provisions and supervise the administration of the Plan, to designate separate offerings under the Plan, to make factual determinations relevant to Plan entitlements and to take all action in connection with administration of the Plan as it deems necessary or advisable, consistent with the delegation from the Board or the Compensation, Culture, and People Committee of the Board. The Committee may delegate to one or more individuals the day-to-day administration of the Plan, to the extent permitted by Applicable Law. The Board, the Compensation, Culture, and People Committee of the Board and the Committee reserve the right to administer the Plan, to the extent such right otherwise exists, regardless of any delegation of authority such body may have previously made. Decisions of the Board, the Compensation, Culture, and People Committee of the Board and the Committee, as applicable, shall be final and binding upon all participants. The Corporation shall pay all expenses incurred in the administration of the Plan.

15.2     In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Corporation, members of the Board and of the Committee shall be indemnified by the Corporation against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted under the Plan, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such person is liable for gross negligence, bad faith, or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit, or proceeding, such person shall offer to the Corporation, in writing, the opportunity at its own expense to handle and defend the same.

16.     SECURITIES LAWS REQUIREMENTS

16.1     No option granted under the Plan may be exercised to any extent unless the Shares to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable provisions of law, domestic, or foreign, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, subject to the approval of counsel for the Corporation with respect to such compliance. If on a Purchase Date in any Offering Period hereunder, the Plan is not so registered or in such compliance, options granted under the Plan which are not in compliance shall not be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If, on the Purchase Date of any offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, options granted under the Plan which are not in compliance shall not be exercised and all payroll deductions accumulated during the Offering Period (reduced to the extent, if any, that such deductions have been used to acquire Shares) shall be returned to the Participants, without interest (unless payment of interest is required by Applicable Law). The provisions of this Section 16 shall comply with the requirements of Section 423(b)(5) of the Code to the extent applicable.
16.2     As a condition to the exercise of an option, the Corporation may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Corporation, such a representation is required by any of the aforementioned provisions of Applicable Law.

17.     GOVERNMENTAL REGULATIONS

This Plan and the Corporation’s obligation to sell and deliver Shares under the Plan shall be subject to the approval of any governmental authority required in connection with the Plan or the authorization, issuance, sale, or delivery of Shares hereunder.

18.    NO ENLARGEMENT OF EMPLOYEE RIGHTS

Nothing contained in this Plan shall be deemed to give any Employee or other individual the right to be retained in the employ or service of the Corporation or any Designated Subsidiary or to interfere with the right of the Corporation or Designated Subsidiary to discharge any Employee or other individual at any time, for any reason or no reason, with or without notice.

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19.     GOVERNING LAW

This Plan shall be governed by applicable laws of the State of Nevada, without regard to such state’s conflict of laws rules.

20.     EFFECTIVE DATE

This Plan became effective on the Effective Date, subject to approval of the Shareholders of the Corporation within twelve (12) months before or after its date of adoption by the Board, which approval was obtained on March 11, 2025.

21.     REPORTS

Individual accounts shall be maintained for each Participant in the Plan. Statements of account shall be given or made available to Participants at least annually.

22.     DESIGNATION OF BENEFICIARY FOR OWNED SHARES

With respect to Shares purchased by the Participant pursuant to the Plan and held in an account maintained by the Corporation or its assignee on the Participant’s behalf, the Participant may be permitted to file a written designation of beneficiary, who is to receive any Shares and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to the end of a Purchase Period but prior to delivery to him or her of such Shares and cash. In addition, a Participant may be permitted to file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to the Purchase Date of an Offering Period. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective, to the extent required by Applicable Law. The Participant (and if required under the preceding sentence, his or her spouse) may change such designation of beneficiary at any time by written notice. Subject to Applicable Law (as determined by the Committee in its sole discretion), in the event of a Participant's death, the Corporation or its assignee shall deliver any Shares and/or cash to the designated beneficiary. Subject to Applicable Law (as determined by the Committee in its sole discretion), in the event of the death of a Participant and in the absence of a beneficiary validly designated who is living at the time of such Participant's death, the Corporation shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Corporation), the Corporation in its sole discretion, may deliver (or cause its assignee to deliver) such Shares and/or cash to the spouse, or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may determine. The provisions of this Section 22 shall in no event require the Corporation to violate Applicable Law, and the Corporation shall be entitled to take whatever action it reasonably concludes is desirable or appropriate in order to transfer the assets allocated to a deceased Participant’s account in compliance with Applicable Law.

23.     ADDITIONAL RESTRICTIONS OF RULE 16b-3

The terms and conditions of options granted hereunder to, and the purchase of Ordinary Shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions, if any, as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

24.     NOTICES

All notices or other communications by a Participant to the Corporation under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Corporation at the location, or by the person, designated by the Corporation for the receipt thereof.

25.     CODE SECTION 409A AND 457A; TAX QUALIFICATION

25.1     Code Sections 409A and 457A. Options granted under the Plan are exempt from the application of Section 409A and Section 457A of the Code. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Committee determines that an option granted under the Plan may be subject to Section 409A or Section 457A of the Code or that any provision in the Plan would cause an option under the Plan to be subject to Section 409A or Section 457A of the Code, the Committee may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Committee determines is necessary or appropriate, in each case, without the Participant’s consent, to

PROXY STATEMENT 8

exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Section 409A or Section 457A of the Code, but only to the extent any such amendments or action by the Committee would not violate Section 409A or Section 457A of the Code. Notwithstanding the foregoing, the Corporation shall not have any obligation to indemnify or otherwise protect the Participant from any obligation to pay any taxes, interest, or penalties pursuant to Section 409A or 457A of the Code. The Corporation makes no representation that any option to purchase Shares under the Plan is compliant with Section 409A or Section 457A of the Code.

25.2     Tax Qualification. Although the Corporation may endeavor to (i) qualify an option for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Corporation makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan. The Corporation shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.

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APPENDIX A
CASTELLUM, INC.
EMPLOYEE STOCK PURCHASE PLAN
PARTICIPATING EMPLOYERS

Castellum, Inc.
Corvus Consulting, LLC
Specialty Systems, Inc.
Global Technology and Management Resources, Inc.

PROXY STATEMENT 10

CASTELLUM, INC.
1934 OLD GALLOWS RD.
SUITE 350
VIENNA, VA 22182

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 27, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 27, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V67019-P26466

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CASTELLUM, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

01) Mark S. Alarie
02) John F. Campbell
03) Bernard S. Champoux
04) Glen R. Ives
05) C. Thomas McMillen
06) Jay O. Wright

The Board of Directors recommends you vote FOR proposal 2.

	For	Against	Abstain
2. To ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2025.	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 3.

The Board of Directors recommends you vote FOR proposal 4.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement, and Report on Form 10K are available at www.proxyvote.com.

V67020-P26466

CASTELLUM, INC.
Annual Meeting of Shareholders
May 28, 2025 – 10:00 a.m., Eastern Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Glen R. Ives and Jay O. Wright and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all of the shares of Castellum, Inc. Common Stock, Series A Preferred Stock, or Series C Preferred Stock that the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held at Pillsbury Winthrop Shaw Pittman LLP, 7900 Tysons One Place, Suite 500, Tysons, VA on May 28, 2025 or any adjournment thereof, with all powers that the undersigned would possess if present at the Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side